SUNAMERICA MONEY MARKET FUNDS, INC.

Statement of Additional Information

dated May 1, 2006

(as supplemented on May 25, 2006)

Harborside Financial Center	General Marketing and
3200 Plaza 5	Shareholder Information
Jersey City, NJ 07311-4992	(800) 858-8850

SunAmerica Money Market Funds, Inc. (the “Company”) is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company currently has two investment portfolios, or series, both of which are diversified within the meaning of the 1940 Act: the SunAmerica Money Market Fund (“Money Market Fund”) and the SunAmerica Municipal Money Market Fund (“Municipal Money Market Fund”). The Money Market Fund seeks as high a level of current income as is consistent with liquidity and stability of capital. The Municipal Money Market Fund seeks as high a level of current income as is consistent with liquidity and stability of capital and that is exempt from regular federal income taxation.

This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the Prospectus of SunAmerica Money Market Funds, Inc. dated May 1, 2006. To obtain a Prospectus, free of charge, please call the Company at (800) 858-8850. The Prospectus is incorporated by reference into this Statement of Additional Information. Capitalized terms used herein but not defined have the meanings assigned to them in the Prospectus.

No dealer, salesman or other person has been authorized to give any information or to make any representations, other than those contained in this Statement of Additional Information or in the Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Company, AIG SunAmerica Asset Management Corp. (“AIG SunAmerica” or the “Adviser”) or AIG SunAmerica Capital Services, Inc. (“AIG SACS” or the “Distributor”). This Statement of Additional Information and the Prospectus do not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction in which such an offer to sell or solicitation of an offer to buy may not lawfully be made.

THE COMPANY

The Company is an open-end management investment company organized in Maryland in 1983. The Company currently offers shares of two series: the SunAmerica Money Market Fund (the “Money Market Fund”) and SunAmerica Municipal Money Market Fund (the “Municipal Money Market Fund”) (each, a “Fund,” and collectively, the “Funds”). Both of the Funds are diversified within the meaning of the 1940 Act.

Class A shares commenced offering on October 2, 1984. Class B shares commenced offering on September 24, 1993. Class C shares of the Money Market Fund commenced offering on October 2, 1997. On December 1, 1998, Class C shares of the Money Market Fund were redesignated as Class II shares. Effective February 23, 2004, Class II shares of the Money Market Fund were redesignated as Class C shares. Class I shares of the Money Market Fund commenced offering on November 16, 2001.

On August 22, 2001, the Board of Directors of the Company (the “Board”) approved the creation of the Municipal Money Market Fund. The Municipal Money Market Fund is the survivor of the reorganization with the Municipal Money Market Fund of North American Funds (the “Prior Municipal Money Market Fund”). The offering of such Fund’s Class A, B and II shares commenced on November 16, 2001. Effective February 23, 2004, Class II shares of the Municipal Money Market Fund were redesignated as Class C shares.

INVESTMENT OBJECTIVES AND POLICIES

The investment objective (or “goal”) and policies of each Fund are described in the Prospectus. Certain types of securities in which each Fund may invest and certain investment practices each Fund may employ, which are described in the Prospectus, are discussed more fully below. The stated percentage limitations are applied to an investment at the time of purchase unless indicated otherwise.

U.S. Government Obligations

Each Fund may invest in a variety of short-term debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. These securities include a variety of Treasury securities that differ primarily in their interest rates, the length of their maturities and dates of issuance. Treasury bills are obligations issued with maturities of one year or less. Treasury notes are generally issued with maturities of from one to ten years. Treasury bonds are generally issued with maturities of more than ten years. Obligations issued by agencies and instrumentalities of the U.S. government, which may be purchased by each Fund, also vary in terms of their maturities at the time of issuance. However, each Fund invests only in obligations that, at their time of purchase by the Fund, have remaining maturities of 397 calendar days or less.

Bank Obligations

Certificates of Deposit (“CDs”) and bankers’ acceptances may be purchased by each Fund. CDs are securities that represent deposits in a depository institution (e.g., a commercial bank or savings and loan association) for a specified period at a specified rate of interest and normally are negotiable. CDs issued by a foreign branch (usually London) of a U.S. domestic bank, are known as Eurodollar CDs. Although certain risks may be associated with Eurodollar CDs that are not associated with CDs issued in the U.S. by domestic banks, the credit risks of these obligations are similar because U.S. banks generally are liable for the obligations of their branches. CDs issued through U.S. branches of foreign banks are known as Yankee CDs. These branches are subject to federal or state banking regulations. The secondary markets for Eurodollar and Yankee CDs may be less liquid than the market for CDs issued by domestic branches of U.S. banks.

Bankers’ acceptances are short-term credit instruments that represent the promise of a bank to pay a draft drawn by one of its customers at its maturity. These obligations are used to finance the import, export, transfer or storage of goods and represent the obligation of both the accepting bank and its customer.

The Municipal Money Market Fund limits investments in U.S. certificates of deposit and bankers acceptances to obligations of U.S. banks (including foreign branches) which have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or where deposits are insured by the Federal Deposit Insurance Corporation. The Municipal Money Market Fund may also invest in certificates of deposit of savings and loan associations (federally or state chartered and federally insured) having total assets in excess of $1 billion.

Commercial Paper

The commercial paper in which each Fund may invest may be unsecured or may be backed by letters of credit. Commercial paper backed by a letter of credit is, in effect, “two party” paper with the issuer of the paper initially responsible for repayment and a bank guaranteeing the repayment if not made by the issuer at maturity. Each Fund may also invest in variable amount master demand notes, which represent a direct lending arrangement between the Fund and a corporate borrower. These notes permit daily changes in the amount borrowed. Each Fund has the right to increase the amount loaned under the note at any time up to the full amount provided in the loan agreement or to decrease the amount loaned. The borrower generally has the right to prepay up to the full amount of the loan without penalty. These notes are generally not traded in a secondary market; however, each Fund will enter into such arrangements only where it has the right to redeem the note on not more than seven days notice.

The Municipal Money Market Fund will only invest in credit enhanced issues that are rated at the time of purchase within the two highest rating categories assigned by Moody’s Investors Service, Inc. (“Moody’s”) or Standard & Poor’s Rating Group (“S&P”) and which management has determined present minimal risk of loss to the Fund.

Corporate Obligations

Each Fund may purchase corporate obligations, which include bonds, debentures and notes issued by corporations to finance long-term credit needs. Although issued with maturities in excess of one year, a Fund’s investments in corporate obligations are limited to obligations having remaining maturities of 365 calendar days or less at the time of purchase by the Fund.

Money Market Securities of Foreign Issuers

Each Fund may invest in dollar-denominated foreign money market instruments, subject to the following limits: (i) obligations of, or guaranteed by, a foreign government, its agencies or instrumentalities; (ii) certificates of deposit, bankers’ acceptances, short-term notes, negotiable time deposits and other obligations of the ten largest banks in each foreign country, measured in terms of net assets; and (iii) other short-term unsecured corporate obligations (usually 1 to 270 day commercial paper) of foreign companies.

Illiquid Securities

Each Fund may invest up to 10% of its net assets, determined as of the date of purchase, in illiquid securities including repurchase agreements that have a maturity of longer than seven days, time deposits with a maturity of longer than seven days, or in other securities that are illiquid by virtue of the absence of a readily available market or by legal or contractual restrictions on resale. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), securities otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities not registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities, and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. There generally will be a lapse of time between a mutual fund’s decision to sell an unregistered security and the registration of such security promoting sale. Adverse market conditions could impede a public offering of such securities. When purchasing unregistered securities, a Fund may seek to obtain the right of registration at the expense of the issuer (except in the case of “Rule 144A securities,” as described below).

In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act (“Rule 144A securities”) for which there is a readily available market will not be deemed to be illiquid. The Funds’ investment adviser, AIG SunAmerica, will monitor the liquidity of such restricted securities subject to the supervision of the Board of Directors of the Company (the “Directors”). In reaching liquidity decisions the Adviser will consider, inter alia, pursuant to guidelines and procedures established by the Directors, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

Commercial paper issues in which a Fund may invest include securities issued by major corporations without registration under the Securities Act in reliance on the exemption from such registration afforded by Section 3(a)(3) thereof, and commercial paper issued in reliance on the so-called private placement exemption from registration afforded by Section 4(2) of the Securities Act (“Section 4(2) paper”). Section 4(2) paper is restricted as to disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Section 4(2) paper that is issued by a company that files reports under the Securities Exchange Act of 1934 is generally eligible to be sold in reliance on the safe harbor of Rule 144 described above. A Fund’s 10% limitation on investments in illiquid securities includes Section 4(2) paper that the Adviser has not determined to be liquid pursuant to guidelines established by the Directors. The Directors have delegated to the Adviser the function of making day-to-day determinations of liquidity with respect to Section 4(2) paper, pursuant to guidelines approved by the Directors that require the Adviser to take into account the same factors described above for other restricted securities and require the Adviser to perform the same monitoring and reporting functions.

Repurchase Agreements

Each Fund may enter into repurchase agreements with banks, brokers or securities dealers. In such agreements, the seller agrees to repurchase a security from a Fund at a mutually agreed-upon time and price. The period of maturity is usually quite short, either overnight or a few days although it may extend over a number of months. The repurchase price is in excess of the purchase price by an amount that reflects an agreed-upon rate of return effective for the period of time a Fund’s money is invested in the security. Whenever a Fund enters into a repurchase agreement, it obtains collateral having a value at least equal to 102% (100% if such collateral is in the form of cash) of the repurchase price. The instruments held as collateral are valued daily, and if the value of the instruments declines, a Fund will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreements declines, a Fund will incur a loss and may incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by a Fund may be delayed or limited. A Fund will not invest in repurchase agreements maturing in more than seven days if the aggregate of such investments along with other illiquid securities exceeds 10% of the value of its net assets. However, repurchase agreements having a maturity of seven days or less are not subject to the limits on illiquid securities.

Reverse Repurchase Agreements

Each Fund may enter into reverse repurchase agreements with brokers, dealers and other financial institutions determined by the Adviser to be creditworthy. A reverse repurchase agreement involves the sale of a security held by a Fund, subject to an agreement by the Fund to repurchase that security at a mutually agreed upon price, date and interest payment. A Fund uses the proceeds of the reverse repurchase agreement to make additional investments that mature on or prior to the repurchase date and will enter into a reverse repurchase agreement when it anticipates that the interest income to be earned from investing the proceeds of the reverse repurchase agreement will exceed the interest expense of the transaction. During the time a reverse repurchase agreement is outstanding, a Fund will segregate with the custodian cash or liquid securities having a value at least equal to the repurchase price under the agreement. In the event that the other party to the reverse repurchase agreement defaults on its obligation to resell to the Fund the underlying securities because of insolvency or otherwise, the Fund could experience delays and costs in gaining access to the securities and could suffer a loss to the extent that the value of the proceeds of the agreement fell below the value of the underlying securities. See “Investment Restrictions.”

Asset-Backed Securities

The Municipal Money Market Fund may invest up to 15% of its net assets in asset-backed securities rated in conformance with both the Fund’s credit quality restrictions and Rule 2a-7 under the 1940 Act. The Money Market Fund may also invest up to 15% of its net assets in asset-backed securities rated in conformance with both the Fund’s credit quality restrictions and Rule 2a-7 under the 1940 Act, other than asset-backed commercial paper, for which there is no specific limitation (subject to the Fund’s other applicable investment restrictions). Asset-backed securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties. Each Fund may also invest in privately issued asset-backed securities. Asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicer to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors to make payments on underlying assets, the securities may contain elements of credit support, which fall into two categories: (1) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. A Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

Adjustable Rate Securities

Both Funds may invest in adjustable rate securities (i.e., variable rate and floating rate instruments), which are securities that have interest rates that are adjusted periodically, according to a set formula. The maturity of some adjustable rate securities may be shortened under certain special conditions described more fully below.

Variable rate instruments are obligations (usually certificates of deposit) that provide for the adjustment of their interest rates on predetermined dates or whenever a specific interest rate changes. A variable rate instrument whose principal amount is scheduled to be paid in 13 months or less is considered to have a maturity equal to the period remaining until the next readjustment of the interest rate. Many variable rate instruments are subject to demand features which entitle the purchaser to resell such securities to the issuer or another designated party, either (i) at any time upon notice of usually 30 days or less, or (ii) at specified intervals, not exceeding 13 months, and upon 30 days notice. A variable rate instrument subject to a demand feature is considered to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

Floating rate instruments (generally corporate notes, bank notes, or Eurodollar certificates of deposit) have interest rate reset provisions similar to those for variable rate instruments and may be subject to demand features like those for variable rate instruments. The maturity of a floating rate instrument is considered to be the period remaining until the principal amount can be recovered through demand.

Variable Rate Demand Notes

Each Fund may invest in variable rate demand notes (“VRDNs”). VRDNs are either taxable or tax-exempt obligations which contain a floating or variable interest rate adjustment formula and which are subject to an unconditional right of demand to receive payment of the principal balance plus accrued interest either at any time or at specified intervals not exceeding one year and in either case upon no more than seven days notice. The interest rates are adjustable at intervals ranging from daily (“floating rate”) to up to one year to a prevailing market rate for similar investments, such adjustment formula being calculated to maintain the market value of the VRDN at approximately the par value of the VRDN upon the adjustment date. The adjustments are typically based upon the prime rate of a bank or some other appropriate interest rate adjustment index.

Each Fund may also invest in VRDNs in the form of participation interests (“Participating VRDNs”) in variable rate tax-exempt obligations held by a financial institution, typically a commercial bank (“institution”). Participating VRDNs provide a Fund with a specified undivided interest (up to 100%) in the underlying obligation and the right to institution upon a specified number of days’ notice, not to exceed seven days. Each Fund has an undivided interest in the underlying obligation and thus participates on the same basis as the institution in such obligation except that the institution typically retains fees out of the interest paid on the obligation for servicing the obligation and issuing the repurchase commitment.

Mortgage-Backed Securities

Each Fund may invest in mortgage-backed securities. These securities represent participation interests in pools of residential mortgage loans made by lenders such as commercial banks, savings and loan institutions, mortgage bankers and others, which may or may not be guaranteed by agencies or instrumentalities of the U.S. government.

Mortgage-backed securities differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semiannually) with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment, which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by prepayments resulting from the sale of the underlying residential property, refinancing or foreclosure (net of fees or costs that may be incurred). In addition, prepayment of principal on mortgage-backed securities, which often occurs when interest rates decline, can significantly change the realized yield of these securities. Some mortgage-backed securities are described as “modified pass-through.” These securities entitle the holders to receive all interest and principal payments owed on the mortgages in the pool, net of certain fees, regardless of whether or not the mortgagors actually make the payments.

The yield on mortgage-backed securities is based on the average expected life of the underlying pool of mortgage loans. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the average life of a particular issue of pass-through certificates. Mortgage-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying mortgage obligations. Thus, the actual life of any particular pool will be shortened by any unscheduled or early payments of principal and interest. Principal prepayments generally result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors and, accordingly, it is not possible to predict accurately the average life of a particular pool. Yield on such pools is usually computed by using the historical record of prepayments for that pool, or, in the case of newly-issued mortgages, the prepayment history of similar pools. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by a Fund to differ from the yield calculated on the basis of the expected average life of the pool.

Prepayments tend to increase during periods of declining interest rates and will most likely decrease during periods of rising interest rates. When prevailing interest rates rise, the value of a pass-through security may decrease as do the value of other debt securities, but, when prevailing interest rates decline, the value of a pass-through security is not likely to rise on a comparable basis with other debt securities because of the prepayment feature of pass-through securities. The reinvestment of scheduled principal payments and unscheduled prepayments that a Fund receives may occur at higher or lower rates than the original investment, thus affecting the yield of a Fund. Monthly interest payments received by a Fund have a compounding effect which may increase the yield to shareholders more than debt obligations that pay interest semiannually. Because of those factors, mortgage-backed securities may be less effective than U.S. Treasury bonds of similar maturity at maintaining yields during periods of declining interest rates. Accelerated prepayments adversely affect yields for pass-through securities purchased at a premium (i.e., at a price in excess of the principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-through securities purchased at a discount. A Fund may purchase mortgage-backed securities at a premium or at a discount.

The following is a description of GNMA, FHLMC and FNMA certificates, the most widely available mortgage-backed securities:

GNMA Certificates GNMA Certificates are mortgage-backed securities that evidence an undivided interest in a pool or pools of mortgages. GNMA Certificates that the Fund may purchase are the modified pass-through type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the issuer and GNMA, regardless of whether or not the mortgagor actually makes the payment.

GNMA guarantees the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Authority (“FHA”) or the Farmers Home Administration (“FMHA”), or guaranteed by the Veteran’s Administration (“VA”). The GNMA guarantee is authorized by the National Housing Act and is backed by the full faith and credit of the United States. The GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

The average life of a GNMA Certificate is likely to be substantially shorter than the original maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosure will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee, except to the extent that a Fund has purchased the certificates at a premium in the secondary market. As prepayment rates of the individual mortgage pools vary widely, it is not possible to predict accurately the average life of a particular issue of GNMA Certificates.

The coupon rate of interest of GNMA Certificates is lower than the interest rate paid on the VA-guaranteed or FHA-insured mortgages underlying the GNMA Certificates by the amount of the fees paid to GNMA and the issuer. The coupon rate by itself, however, does not indicate the yield, which will be earned on GNMA Certificates. First, GNMA Certificates may trade in the secondary market at a premium or discount. Second, interest is earned monthly, rather than semiannually as with traditional bonds; monthly compounding raises the effective yield earned. Finally, the actual yield of a GNMA Certificate is influenced by the prepayment experience of the mortgage pool underlying it. For example, if the higher-yielding mortgages from the pool are prepaid, the yield on the remaining pool will be reduced.

FHLMC Certificates. FHLMC issues two types of mortgage pass-through securities: mortgage participation certificates (“PCs”) and guaranteed mortgage certificates (“GMCs”) (collectively, “FHLMC Certificates”). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. Like GNMA Certificates, PCs are assumed to be prepaid fully in their twelfth year. The FHLMC guarantees timely monthly payment of interest (and, under certain circumstances, principal) of PCs and the ultimate payment of principal.

GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semiannually and return principal once a year in guaranteed minimum payments. The expected average life of these securities is approximately ten years. The FHLMC guarantee is not backed by the full faith and credit of the U.S. government.

FNMA Certificates. FNMA issues guaranteed mortgage pass-through certificates (“FNMA Certificates”). FNMA Certificates represent a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest and principal on FNMA Certificates. The FNMA guarantee is not backed by the full faith and credit of the U.S. government. However, FNMA guarantees timely payment of interest on FNMA Certificates and the full return of principal.

Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to a Fund’s industry concentration restrictions, set forth below under “Investment Restrictions,” by virtue of the exclusion from the test available to all U.S. Government securities. In the case of privately issued mortgage-related securities, the Fund takes the position that mortgage-related securities do not represent interests in any particular “industry” or group of industries.

Privately-Issued Mortgage Securities

Privately-issued pass through mortgage securities provide for the monthly principal and interest payments made by individual borrowers to pass through to investors on a corporate basis, and in privately-issued collateralized mortgage obligations, as further described below.

Privately-issued mortgage securities are issued by private originators of, or investors in, mortgage loans, including mortgage bankers, commercial banks, investment banks, savings and loan associations and special purpose subsidiaries of the foregoing. Since privately-issued mortgage certificates are not guaranteed by an entity having the credit status of GNMA or FHLMC, such securities generally are structured with one or more types of credit enhancement. A Fund will not limit its investments to asset-backed securities with credit enhancements.

Collateralized Mortgage Obligations

Another type of mortgage-backed security in which a Fund may invest is a Collateralized Mortgage Obligation (“CMO”). CMOs are fully-collateralized bonds that are the general obligations of the issuer thereof (e.g., the U.S. government, a U.S. government instrumentality, or a private issuer). CMOs generally are secured by an assignment to a trustee (under the indenture pursuant to which the bonds are issued) of collateral consisting of a pool of mortgages. Payments with respect to the underlying mortgages generally are made to the trustee under the indenture. Payments of principal and interest on the underlying mortgages are not passed through to the holders of the CMOs as such (i.e., the character of payments of principal and interest is not passed through, and therefore payments to holders of CMOs attributable to interest paid and principal repaid on the underlying mortgages do not necessarily constitute income and return of capital, respectively, to such holders), but such payments are dedicated to payment of interest on and repayment of principal of the CMOs. CMOs often are issued in two or more classes with varying maturities and stated rates of interest. Because interest and principal payments on the underlying mortgages are not passed through to holders of CMOs, CMOs of varying maturities may be secured by the same pool of mortgages, the payments on which are used to pay interest on each class and to retire successive maturities in sequence. Unlike other mortgage-backed securities, CMOs are designed to be retired as the underlying mortgages are repaid. In the event of prepayment on such mortgages, the class of CMO first to mature generally will be paid down. Therefore, although in most cases the issuer of CMOs will not supply additional collateral in the event of such prepayment, there will be sufficient collateral to secure CMOs that remain outstanding.

Certain CMOs may be deemed to be investment companies under the 1940 Act. The Funds intend to conduct operations in a manner consistent with this view, and therefore each Fund generally may not invest more than 10% of its total assets in CMOs that are deemed to be investment companies without obtaining appropriate regulatory relief. In reliance on the Securities and Exchange Commission (“SEC”) staff interpretations, the Funds may invest in those CMOs and other mortgage-backed securities that are not by definition excluded from the provisions of the 1940 Act, but have obtained exemptive orders from the SEC from such provisions.

STRIPS

In addition to the U.S. Government securities discussed above, each Fund may invest in separately traded interest components of securities issued or guaranteed by the U.S. Treasury. The interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities (“STRIPS”). program. Under the STRIPS program, the interest components are individually numbered and separately issued by the U.S. Treasury at the request of depositary financial institutions, which then trade the component parts independently.

Stripped Mortgage-Backed Securities

Each Fund may invest in mortgage-backed securities, which include stripped mortgage-backed securities. Unlike U.S. Treasury securities, which are stripped into separate securities for each interest and principal payment, mortgage securities are generally stripped into only two parts: a Principal Only (“PO”) strip representing all principal payments and an Interest Only (“IO”) strip representing all interest payments.

The feature that makes mortgage strips most useful in portfolio management is their interest rate sensitivity. In principle, mortgage strips can be very useful hedging devices for a variety of investors and portfolio managers. However, determining the degree of interest sensitivity of mortgage strips in different interest rate environments is extremely complicated.

The precise sensitivity of mortgage-backed securities and their associated stripped securities to interest rate changes depends on many factors. First, the prepayment effect makes the interest rate sensitivity of mortgage-backed securities different from the interest sensitivity of Treasury securities. Second, the prepayment effect makes the PO and IO mortgage-backed strips much more sensitive, on average, to interest rates than the underlying mortgage-backed security. Third, the prepayment effect is sometimes so strong that an IO mortgage-backed strip will rise in value when interest rates rise and fall in value when interest rates fall — precisely the opposite relationship from other fixed-income securities. This last feature of stripped mortgage-backed securities, the positive relationship between the value of some IO strips and interest rates, is particularly useful to investors who need to hedge a portfolio of other fixed-income securities.

Loans of Portfolio Securities

Consistent with applicable regulatory requirements, each Fund may lend portfolio securities in amounts up to 20% of total assets to brokers, dealers and other financial institutions, provided. that such loans are callable at any time by the Fund and are at all times secured by cash or equivalent collateral. In lending its portfolio securities, a Fund receives income while retaining the securities’ potential for capital appreciation. The advantage of such loans is that a Fund continues to receive the interest and dividends on the loaned securities while at the same time earning interest on the collateral, which will be invested in short-term obligations. Where securities instead of cash are delivered to a Fund as collateral, the Fund earns its return in the form of a loan premium paid by the borrower. A loan may be terminated by the borrower on one business day’s notice or by a Fund at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Fund can use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Adviser to be creditworthy. On termination of the loan, the borrower is required to return the securities to the Fund; and any gain or loss in the market price of the loaned security during the loan would inure to the Fund. Each Fund will pay reasonable finders’, administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

Since voting or consent rights that accompany loaned securities pass to the borrower, each Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Fund’s investment in the securities that are the subject of the loan.

Borrowings

Each Fund may borrow for temporary emergency purposes to meet redemption requests. The consequence of such borrowings might be to reduce the Fund’s yield below that which would have been realized in the absence of such borrowings.

When-Issued and Delayed-Delivery Securities

From time to time, in the ordinary course of business, each Fund may purchase securities on a when-issued or delayed-delivery basis - i.e., delivery and payment can take place a month or more after the date of the transactions. Such agreements might be entered into, for example, when a Fund anticipates a decline in the yield of securities of a given issuer and is able to obtain a more advantageous yield by committing currently to purchase securities to be issued later. The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during this period. At the time of delivery of the securities, the value may be more or less than the purchase price. Each Fund will segregate with the Fund’s custodian until the date of delivery of such when-issued securities cash or liquid securities at least equal in value to commitments for such when-issued or delayed-delivery securities. A Fund will make payment for such when-issued securities on the delivery date utilizing then-available cash and, if cash is not available, or if it is not disadvantageous to the Fund, utilizing the proceeds of the liquidation of portfolio securities held in such segregated account.

Special Risk Factors

In the case of bank obligations not insured by the Federal Deposit Insurance Corporation (“FDIC”) or the Federal Savings and Loan Insurance Corporation (“FSLIC”), a Fund will be dependent solely on the financial resources of the issuing bank for payment of principal and interest. A Fund’s investments in commercial paper issued by foreign corporations and securities of foreign branches of domestic banks and domestic branches of foreign banks involve certain investment risks in addition to those affecting obligations of U.S. domestic issuers. These risks include the possibility of adverse political and economic developments, and the risk of: imposition of foreign withholding taxes on the interest payable on such securities; seizure, expropriation or nationalization of foreign deposits; and adoption of foreign governmental restrictions, such as exchange controls, which might adversely affect the payment of principal and interest on such securities. In addition, certain reserve requirements and other regulations to which domestic banks are subject may not apply to foreign branches or foreign banks, which also may use accounting methods different from those used by U.S. domestic banks. Non-negotiable time deposits, unlike negotiable certificates of deposit, cannot be sold in a secondary market and may be subject to penalties for early withdrawal.

Extendable Commercial Notes (“ECNs”)

ECNs are a type of commercial paper in which the issuer has the option to extend maturity to 390 days. ECNs are issued at a discount rate with an initial redemption of not more than 90 days from the date of issue. The issuer of an ECN has the option to extend maturity to 390 days. If ECNs are not redeemed by the issuer on the initial redemption date the issuer will pay a premium (step-up) rate based on the ECNs’ credit rating at the time. A Fund may purchase ECNs only if judged by the Adviser or Subadviser to be of suitable investment quality. This includes ECNs that are (a) rated in the two highest categories by Standard & Poor’s and by Moody’s, or (b) other ECNs deemed on the basis of the issuer’s creditworthiness to be of a quality appropriate for the Fund. (No more than 5% of a Fund’s assets may be invested in ECNs in the second highest rating category; no more than the greater of 1% of the Fund assets or $1 million may be invested in such securities of any one issuer.) See the “Appendix” for a description of the ratings. A Fund will not purchase ECNs described in (b) above if such paper would in the aggregate exceed 15% of its total assets after such purchase.

Municipal Money Market Fund

In addition to the investments and policies described above, the Municipal Money Market Fund may invest in other types of securities and may employ other investment practices as more fully described below.

Municipal Bonds

The Municipal Money Market Fund may invest in municipal bonds, which are debt obligations that are typically issued by a municipality to obtain funding for public purposes, such as the construction of public facilities (e.g., airports, highways, bridges and schools). Private activity bonds issued by or on behalf of public authorities to finance various privately operated facilities also are considered municipal bonds. Municipal bonds at the time of issuance may have varying maturities. The Municipal Money Market Fund will not purchase a security, which, after giving effect to any demand features, has a remaining maturity of greater than 13 months, or maintains a dollar-weighted average portfolio maturity in excess of 90 days.

The Municipal Money Market Fund may invest in investment grade municipal bonds. Investment grade municipal bonds are instruments that are rated at the time of purchase within the four highest ratings assigned by Moody’s, S&P, Fitch, or determined by the Subadviser to be of comparable quality (subject to Rule 2a-7 under the 1940 Act). The four highest ratings currently assigned by Moody’s to municipal bonds are “Aaa”, “Aa”, “A” and “Baa”; the four highest ratings assigned by S&P and Fitch to municipal bonds are “AAA”, “AA”, “A” and “BBB”. Although municipal obligations rated in the fourth highest rating category by Moody’s (i.e., “Baa3” or S&P or Fitch (i.e., “BBB-”) are considered investment grade, they may be subject to greater risks than other higher rated investment grade securities. A more complete description of the ratings assigned by Moody’s, S&P and Fitch is included in the Appendix herein.

Municipal Commercial Paper

The Municipal Money Market Fund may purchase municipal commercial paper. Municipal commercial paper that may be purchased by the Fund consists of short-term obligations of a municipality. Such paper is likely to be issued to meet seasonal working capital needs of a municipality or as interim construction financing. Municipal commercial paper, in many cases, is backed by a letter of credit lending agreement, repurchase agreement or other credit facility agreement offered by banks or other institutions.

The Municipal Money Market Fund may invest in commercial paper that is rated at the time of purchase “MIG1” or “MIG2” or better by Moody’s, “A-l” or “A-2” or better by S&P, or “F-2” or better by Fitch, or, if not rated, determined by the Subadviser to be of comparable quality.

Municipal Notes

The Municipal Money Market Fund may invest in municipal notes, which are notes issued by local, regional and state governments to meet their short-term funding requirements. Municipal notes generally have maturities at the time of issuance of three years or less.

The Municipal Money Market Fund may invest in municipal notes rated at the time of purchase “MIG1”, “MIG2” (or “VMIG-1” or “VMIG-2”, in the case of variable rate demand notes), “P-2” or better by Moody’s, “SP-2”, “A-2” or better by S&P or “F-2” or better by Fitch, or if not rated, determined by the Subadviser to be of comparable quality.

Municipal notes that may be purchased by the Municipal Money Market Fund include, but are not limited to the following:

Tax Anticipation Notes

Tax anticipation notes (“TANs”) are sold as interim financing in anticipation of collection of taxes. An uncertainty in a municipal issuer’s capacity to raise taxes as a result of such factors as a decline in its tax base or a rise in delinquencies could adversely affect the issuer’s ability to meet its obligations on outstanding TANs.

Bond Anticipation Notes

Bond anticipation notes (“BANs”) are sold as interim financing in anticipation of a bond sale. The ability of a municipal issuer to meet its obligations on its BANs is primarily dependent on the issuer’s adequate access to the longer term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal of, and interest on, BANs.

Revenue Anticipation Notes

Revenue anticipation notes (“RANs”) are sold as interim financing in anticipation of receipt of other revenues. A decline in the receipt of certain revenues, such as anticipated revenues from another level of government, could adversely affect an issuer’s ability to meet its obligations on outstanding RANs.

TANs, BANs and RANs are usually general obligations of the issuer.

Municipal Obligations

The Municipal Money Market Fund may purchase municipal obligations, which are debt obligations issued by or on behalf of states, cities, municipalities and other public authorities. The two principal classifications of municipal obligations that may be held by the Municipal Money Market Fund are “general obligation” securities and “revenue” securities. General obligation securities are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of a facility being financed. Revenue securities may include private activity bonds. Such bonds may be issued by or on behalf of public authorities to finance various privately operated facilities and are not payable from the unrestricted revenues of the issuer. As a result, the credit quality of private activity bonds is frequently related directly to the credit standing of private corporations or other entities.

In addition, the interest on private activity bonds issued after August 7, 1986, is subject to the federal alternative minimum tax. The Municipal Money Market Fund will not be restricted with respect to the proportion of its assets that may be invested in such obligations. Accordingly, the Fund may not be a suitable investment vehicle for individuals or corporations that are subject to the federal alternative minimum tax.

The Municipal Money Market Fund’s portfolio may also include “moral obligation” securities, which are normally issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality that created the issuer.

In addition, the Municipal Money Market Fund may invest in Municipal Lease Obligations (“MLOs”). MLOs are not fully backed by the municipality’s credit and their interest may become taxable if the lease is assigned. If the governmental user does not appropriate sufficient funds for the following year’s lease payments, the lease will terminate, with the possibility of default on the MLO and loss to the Fund. The Subadviser may invest the Fund’s net assets in MLOs and will monitor certain factors in evaluating the liquidity of such obligations. These factors include (i) the frequency of trades and quotes for the MLO; (ii) the number of dealers willing to purchase or sell such MLO and the number of other potential purchasers; (iii) the willingness of dealers to undertake to make a market in the MLO; (iv) the nature of the MLO and the nature of the marketplace trades (e.g., the time needed to dispose of the security and the method of soliciting offers); (v) the nature of the offering of such MLO (e.g., the size of the issue and the number of anticipated holders); (vi) the ability of the MLO to maintain its marketability throughout the time the instrument is held in the Fund; and (vii) other factors, if any, which the Subadviser deems relevant to determining the existence of a trading market for such MLO. The Fund also may invest in resource recovery bonds, which may be general obligations of the issuing municipality or supported by corporate or bank guarantees. The viability of the resource recovery project, environmental protection regulations and project operator tax incentives may affect the value and credit quality of resource recovery bonds.

The Municipal Money Market Fund currently intends to invest substantially all of its assets in obligations the interest on which is exempt from regular federal income taxes.

If at some future date, in the opinion of the Subadviser, adverse conditions prevail in the market for obligations the interest on which is exempt from regular federal income taxes, the Fund may invest its assets without limit in taxable high-quality short-term money market instruments. Dividends paid by the Fund that are attributable to interest derived from taxable money market instruments will be taxable to investors.

Opinions relating to the validity of municipal obligations and to the exempting of interest thereon from regular federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Fund nor the Subadviser will review the proceedings relating to the issuance of municipal obligations or the basis for such opinions.

Canadian and Provincial Government and Crown Agency Obligations

The Municipal Money Market Fund may invest in Canadian Government obligations, which are debt securities issued or guaranteed as to principal or interest by the Government of Canada pursuant to authority granted by the Parliament of Canada and approved by the Governor in Council, where necessary. These securities include treasury bills, notes, bonds, debentures and marketable Government of Canada loans. Canadian Crown agency obligations are debt securities issued or guaranteed by a Crown corporation, company or agency (“Crown agencies”) pursuant to authority granted by the Parliament of Canada and approved by the Governor in Council, where necessary. Certain Crown agencies are by statute agents of Her Majesty in right of Canada, and their obligations, when properly authorized, constitute direct obligations of the Government of Canada. Such obligations include, but are not limited to, those issued or guaranteed by the Export Development Corporation, Farm Credit Corporation, Federal Business Development Bank and Canada Post Corporation. In addition, certain Crown agencies which are not by law agents of Her Majesty may issue obligations which by statute the Governor in Council may authorize the Minister of Finance to guarantee on behalf of the Government of Canada. Other Crown agencies which are not by law agents of Her Majesty may issue or guarantee obligations not entitled to be guaranteed by the Government of Canada. No assurance can be given that the Government of Canada will support the obligations of Crown agencies which are not agents of Her Majesty, which it has not guaranteed, since it is not obligated to do so by law.

Provincial Government obligations are debt securities issued or guaranteed as to principal or interest by the government of any province of Canada pursuant to authority granted by the Legislature of any such province and approved by the Lieutenant Governor in Council of any such province, where necessary. These securities include treasury bills, notes, bonds and debentures. Provincial Crown agency obligations are debt securities issued or guaranteed by a provincial Crown corporation, company or agency (“provincial Crown agencies”) pursuant to authority granted by a provincial Legislature and approved by the Lieutenant Governor in Council of such province, where necessary. Certain provincial Crown agencies are by statute agents of Her Majesty in right of a particular province of Canada, and their obligations, when properly authorized, constitute direct obligations of such province. Other provincial Crown agencies which are not by law agents of Her Majesty in right of a particular province of Canada may issue obligations which by statute the Lieutenant Governor in Council of such province may guarantee, or may authorize the Treasurer thereof to guarantee, on behalf of the government of such province. Finally, other provincial Crown agencies which are not by law agencies of Her Majesty may issue or guarantee obligations not entitled to be guaranteed by a provincial government. No assurance can be given that the government of any province of Canada will support the obligations of provincial Crown agencies which are not agents of Her Majesty, which it has not guaranteed, as it is not obligated to do so by law. Provincial Crown agency obligations described above include, but are not limited to, those issued or guaranteed by a provincial railway corporation, a provincial hydroelectric or power commission or authority, a provincial municipal financing corporation or agency and a provincial telephone commission or authority.

Any Canadian obligation acquired by the Municipal Money Market Fund will be denominated in U.S. dollars.

Pre-Refunded Bonds

The Municipal Money Market Fund may invest in pre-refunded bonds. From time to time, a municipality may refund a bond that it has already issued prior to the original bond’s call date by issuing a second bond, the proceeds of which are used to purchase U.S. Government securities. The securities are placed in an escrow account pursuant to an agreement between the municipality and an independent escrow agent. The principal and interest payments on the securities are then used to pay off the original bondholders. For the purposes of diversification, pre-refunded bonds will be treated as governmental issues.

Investment Companies

The Municipal Money Market Fund may invest in the securities of other open-end or closed-end investment companies subject to the limitations imposed by the 1940 Act. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by an investment company in which it invests.

INVESTMENT RESTRICTIONS

Each Fund is subject to a number of investment restrictions that are fundamental policies and may not be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities. As defined in the 1940 Act, a “majority of the outstanding voting securities” of a Fund means the lesser of (i) 67% of the shares of the Fund represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy or (ii) more than 50% of the outstanding shares. Unless otherwise indicated, all percentage limitations apply only at the time the investment is made; any subsequent change in any applicable percentage resulting from fluctuations in value will not be deemed an investment contrary to these restrictions. Under these restrictions, a Fund may not:

1.	Purchase securities other than those described under “Investment Objective and Policies.”

2.	Enter into reverse repurchase agreements exceeding in the aggregate 1/3 of the value of a Fund’s total assets, less liabilities other than obligations under such reverse repurchase agreements.

3.	Purchase the securities of issuers conducting their principal business activity in the same industry if immediately after such purchase the value of its investments in such industry would exceed 25% of the value of a Fund’s total assets, provided that there is no limitation with respect to investments in securities issued by domestic branches of U.S. banks or the U.S. Government, its agencies or instrumentalities.

4.	Invest more than 5% of its assets in the securities of any one issuer (exclusive of securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) except that up to 25% of the value of a Fund’s total assets may be invested without regard to such 5% limitation, subject to applicable limitations imposed by Rule 2a-7 under the 1940 Act.

5.	Make loans, except through the purchase or holding of debt obligations in accordance with a Fund’s investment objective and policies (see “Investment Objective and Policies”), or as otherwise permitted by exemptive order of the Securities and Exchange Commission.

6.	Lend its portfolio securities in excess of 20% of its total assets provided that such loans are made according to the guidelines of the Securities and Exchange Commission and each Fund’s Board of Directors, including maintaining collateral from the borrower equal at all times to the current market value of the securities loaned.

7.	Borrow money except for temporary or emergency purposes to meet redemption requests which might otherwise require the untimely disposition of securities (not for the purpose of increasing income), provided that borrowings in the aggregate may not exceed 10% of the value of the Fund’s total assets, including the amount borrowed, at the time of such borrowing.

8.	Purchase or sell puts, calls, straddles, spreads or any combination thereof, real estate, commodities, commodity contracts or interests in oil, gas and/or mineral exploration or development programs, provided that each Fund may purchase bonds or commercial paper issued by companies, including real estate investment trusts, which invest in real estate or interests therein and the Municipal Money Market Fund may obtain rights to resell municipal bonds and notes, and may invest in municipal fixed income securities secured by real estate or interests therein.

9.	Invest in securities of other registered investment companies, except by purchases in the open market involving only customary brokerage commissions and as a result of which the Fund will not hold more than 3% of the outstanding voting securities of any one investment company, will not have invested more than 5% of its total assets in any one investment company and will not have invested more than 10% of its total assets in such securities of one or more investment companies (each of the above percentages to be determined at the time of investment), or except as part of a merger, consolidation or other acquisition; however, the Municipal Money Market Fund may purchase securities of other investment companies without regard to such limitation to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the Securities and Exchange Commission under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

10.	Act as an underwriter of securities.

11.	Make short sales of securities or maintain a short position, provided that this restriction shall not be deemed to be applicable to the purchase or sale of “when-issued” securities or of securities for delivery at a future date.

12.	Invest in or hold securities of any issuer if those officers and Directors of the Fund or the Adviser owning individually more than 1/2 of 1% of the securities of such issuer together own more than 5% of the securities of such issuer.

For the purposes of the investment limitations applicable to the Municipal Money Market Fund, the identification of the issuer of a municipal obligation depends on the terms and conditions of the obligation. If the assets and revenues of an agency, authority, instrumentality, or other political subdivision are separate from those of the government creating the subdivision and the obligation is backed only by the assets and revenues of the subdivision, such subdivision would be regarded as the sole issuer. Similarly, in the case of a private activity bond, if the bond is backed only by the assets and revenues of the non-governmental user, such non-governmental user would be regarded as the sole issuer. If in either case the creating government or another entity guarantees an obligation, the guarantee would be considered a separate security and treated as an issue of such government or entity.

In addition to the foregoing, each Fund may not issue senior securities as defined in the 1940 Act except as permitted by law and the Funds’ prospectus and Statement of Additional Information, and in the case of the Municipal Money Market Fund, except to the extent that the purchase of municipal obligations in accordance with the Fund’s investment objectives, policies, and restrictions, either directly from the issuer, or from an underwriter for an issuer, may be deemed to be an underwriting. Each Fund has adopted a non-fundamental policy (which may be changed by the Directors without shareholder approval) of not investing more than 10% of its net assets in illiquid securities, including repurchase agreements that have a maturity of longer than seven days, time deposits with a maturity of longer than seven days, securities with legal or contractual restrictions on resale and securities that are not readily marketable in securities markets either within or without the United States. Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act that have a readily available market, and commercial paper exempted from registration under the Securities Act pursuant to Section 4(2) of the Securities Act that may be offered and sold to “qualified institutional buyers” as defined in Rule 144A, which the Adviser has determined to be liquid pursuant to guidelines established by the Directors, will not be considered illiquid for purposes of this 10% limitation on illiquid securities.

Pursuant to Rule 2a-7 under the 1940 Act (the “Rule”), each Fund is required to limit its portfolio investments to those U.S. dollar denominated instruments determined in accordance with procedures established by the Directors to present minimal credit risks and which are at the time of acquisition “eligible securities” as defined in the Rule. Under the Rule an eligible security is generally an instrument that is rated (or that has been issued by an issuer rated with respect to other short-term debt of comparable priority and security) by at least two nationally recognized statistical rating organizations (or if only one such organization has issued a rating, by that organization) in one of the two highest rating categories for short-term debt obligations, or an unrated security determined to be of comparable quality under procedures established by the Directors. The Rule prohibits each Fund from investing more than 5% of its assets in the securities of any one issuer, except that a Fund may invest up to 25% of its assets in the securities rated (or deemed comparable to securities rated) in the highest rating category of a single issuer for a period of up to three business days after purchase. In addition, each Fund may not invest more than 5% of its assets in securities that have not been rated (or deemed comparable to securities rated) in the highest rating category, with investment in such second tier securities of any one issuer limited to the greater of 1% of a Fund’s assets or $1 million. These issuer diversification restrictions do not apply to U.S. government securities. The Rule also prohibits each Fund from purchasing any instrument with a remaining maturity of greater than 397 calendar days and requires a Fund to maintain a dollar-weighted average portfolio maturity of 90 days or less. For purposes of the Rule, certain variable or floating rate instruments are deemed to have a maturity equal to the period remaining until the next readjustment of their interest rate or, in the case of an instrument that is subject to a demand feature, the period remaining until the principal amount can be recovered through demand.

DIRECTORS AND OFFICERS

The following table lists the Directors and executive officers of the Company, their date of birth, current positions held with the Company, length of time served, principal occupations during the past five years, number of funds overseen within the fund complex and other directorships held outside of the fund complex. The AIG SunAmerica Mutual Funds (“SAMF”) consist of SunAmerica Equity Funds, SunAmerica Income Funds, SunAmerica Focused Series, Inc., AIG Series Trust and the Company. Unless otherwise noted, the address of each executive officer and Director is Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992. Directors who are not deemed to be “interested persons” of the Company as defined in the 1940 Act are referred to as “Disinterested Directors.” Directors who are deemed to be “interested persons” of the Company are referred to as “Interested Directors.”

DISINTERESTED DIRECTORS

Name and Date of Birth	Position(s) Held with Company	Length of Time Served[3]	Principal Occupation during the last 5 years	Number of Portfolios in Fund Complex Overseen by Director [1]	Other Directorships Held by Director[2]
Jeffrey S. Burum DOB: February 27, 1963	Director	2004 to Present	Founder and CEO of National Housing Development Corporation (January 2000 to present); Founder, Owner and Partner of Colonies Crossroads, Inc. (January 2000 to present); Owner and Managing Member of Diversified Pacific Development Group, LLC (June 1990 to present).	43	None

[1]	The “Fund Complex” consists of all registered investment companies for which the Adviser or an affiliated person of the Adviser serves as investment adviser. The “Fund Complex” includes the Company (2 funds), AIG Series Trust (6 funds), SunAmerica Equity Funds (10 funds), SunAmerica Income Funds (6 funds), SunAmerica Focused Series, Inc. (17 portfolios), SunAmerica Focused Alpha Growth Fund, Inc. (“FGF”) (1 fund), SunAmerica Focused Alpha Large-Cap Fund, Inc. (“FGI”) (1 fund), Anchor Series Trust (9 portfolios), SunAmerica Senior Floating Rate Fund, Inc. (1 fund), VALIC Company I (33 funds) and VALIC Company II (15 funds), SunAmerica Series Trust (32 portfolios) and Seasons Series Trust (24 portfolios).
[2]	Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies regulated under the 1940 Act.
[3]	Directors serve until their successors are duly elected and qualified, subject to the Director’s retirement plan discussed on page B-27.

Name and Date of Birth	Position(s) Held with Company	Length of Time Served[3]	Principal Occupation during the last 5 years	Number of Portfolios in Fund Complex Overseen by Director[1]	Other Directorships Held by Director[2]
Dr. Judith L. Craven DOB: October 6, 1945	Director	2001 to Present	Retired.	92	Director, A.G. Belo Corporation (1992 to present); Director, Sysco Corporation (1996 to present); Director, Luby’s, Inc. (1998 to present). Director, University of Texas Board of Regents (May 2001 to present).

William F. Devin DOB: December 30, 1938	Director	2001 to Present	Retired.	92	Member of the Board of Governors, Boston Stock Exchange (1985-present).

Samuel M. Eisenstat DOB: March 7, 1940	Chairman of the Board	1986 to Present	Attorney, solo practitioner.	53	Director, North European Oil Royalty Trust.

Stephen J. Gutman DOB: May 10, 1943	Director	1984 to Present	Senior Associate, Corcoran Group (Real Estate) (2003 to present). Partner and Managing Member, Beau Brummell-Soho LLC (licensing of menswear specialty retailing and other activities) (June 1988 to present).	53	None

William J. Shea(4) DOB: February 9, 1948	Director	2004 to Present	President and CEO, Conseco, Inc. (Financial Services) (2001 to 2004); Chairman of the Board of Centennial Technologies, Inc. (1998 to 2001); Vice Chairman, Bank Boston Corporation (1993 to 1998)	53	Chairman of the Board, Royal and SunAlliance U.S.A., Inc., (March 2005 to present); Director, Boston Private Financial Holdings (October 2004 to present).

[1]	The “Fund Complex” consists of all registered investment companies for which the Adviser or an affiliated person of the Adviser serves as investment adviser. The “Fund Complex” includes the Company (2 funds), AIG Series Trust (6 funds), SunAmerica Equity Funds (10 funds), SunAmerica Income Funds (6 funds), SunAmerica Focused Series, Inc. (17 portfolios), FGF (1 fund), FGI (1 fund), Anchor Series Trust (9 portfolios), SunAmerica Senior Floating Rate Fund, Inc. (1 fund), VALIC Company I (33 funds) and VALIC Company II (15 funds), SunAmerica Series Trust (32 portfolios) and Seasons Series Trust (24 portfolios).
[2]	Directorships of Companies required reporting to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies regulated under the 1940 Act.
[3]	Directors serve until their successors are duly elected and qualified, subject to the Director’s retirement plan discussed on page B-27.

INTERESTED DIRECTOR

Name and Date of Birth	Position(s) Held with Company	Length of Time Served	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

Peter A. Harbeck[1] DOB: January 23, 1954	Director	1994 to Present	President, CEO and Director, AIG SunAmerica (August 1995 to present); Director, AIG SACS (August 1993 to present); President and CEO of AIG Advisor Group, Inc. (June 2004 to Present).	101	None

OFFICERS
Name and Date of Birth	Position(s) Held with Company	Length of Time Served	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

Donna M. Handel DOB: June 25, 1966	Treasurer	2002 to Present	Senior Vice President (December 2004 to Present); Vice President, AIG SunAmerica (August 1997 to 2004).	N/A	N/A

J. Steven Neamtz DOB: October 14, 1958	Vice President	1996 to Present	Executive Vice President, AIG SunAmerica (April 1996 to present); Director and President, AIG SACS (April 1996 to present).	N/A	N/A

[1]	Mr. Harbeck is considered to be an Interested Director because he serves as President, CEO and Director of AIG SunAmerica and Director of AIG SACS.

Name and Date of Birth	Position(s) Held with Company	Length of Time Served	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Vincent Marra DOB: May 28, 1950	President	2004 to Present	Senior Vice President and Chief Operating Officer, AIG SunAmerica (February 2003 to Present); Chief Administrative Officer, Chief Operating Officer and Chief Financial Officer, Carret & Co. LLC (June 2002 to February 2003); President and Chief Operating Officer, Bowne Digital Solutions (1999 to May 2002).	N/A	N/A

Gregory N. Bressler DOB: November 17, 1966	Secretary and Chief Legal Officer	2005 to present	Senior Vice President and General Counsel, AIG SunAmerica (June 2005 to present); Vice President and Director of U.S. Asset Management Compliance, Goldman Sachs Asset Management (June 2004 to June 2005); Deputy General Counsel, Credit Suisse Asset Management (June 2002 to June 2004); Counsel, Credit Suisse Asset Management (January 2000 to June 2002).	N/A	N/A

The Directors of the Company are responsible for the overall supervision of the operation of the Funds and the Company and perform various duties imposed on directors of investment companies by the 1940 Act and under the Company’s Articles of Incorporation. Directors and officers of the Company are also directors or trustees and officers of some or all of the other investment companies managed, administered or advised by the Adviser and distributed by AIG SACS and other affiliates of AIG SunAmerica.

The Company pays each Director who is not an interested person of the Company or the Adviser (each a “Disinterested Director) annual compensation in addition to reimbursement of out-of-pocket expenses in connection with attendance at meetings of the Directors. Specifically, each Disinterested Director receives a pro rata portion (based upon the Company’s net assets) of the $40,000 in annual compensation for acting as a director or trustee to all the retail funds in SAMF ($60,000 in annual compensation for the Chairman of the Board). In addition, each Disinterested Director received $20,000 in annual compensation for acting as trustee to the Anchor Series Trust (“AST”) ($30,000 in annual compensation for the Chairman of the Board). Each Director also receives an annual amount of $5,000 ($7,500 for the Chairman of the Board)

per fund for serving as a Director to FGF and FGI. Also, each Disinterested Director of SunAmerica Senior Floating Rate Fund, Inc. (“SASFRF”) receives $900 per quarterly meeting and $300 per month retainer for acting as a Director. Each Disinterested Director of the retail funds in SAMF receives an additional $5,000 per quarterly meeting ($7,500 for the Chairman of the Board). Officers of the Company receive no direct remuneration in such capacity from the Company or the Funds.

The Board of Directors has established four committees, i.e., the Audit Committee, Nominating and Compensation Committee, Ethics Committee and Governance Committee.

Each Disinterested Director serves on the Audit Committee of the Board of Directors. The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Funds’ independent accountants; directing investigations into matters within the scope of the independent accountants’ duties; reviewing with the independent accountants the audit plan and results of the audit; approving professional services provided by the independent accountants and other accounting firms prior to the performance of such services; reviewing the independence of the independent accountants; considering the range of audit and non-audit fees; and preparing and submitting Committee minutes to the full Board. The members of the Audit Committee are Mr. Eisentat, Mr. Shea, Mr. Burum, Dr. Craven, Mr. Devin, and Mr. Gutman. Each member of the Audit Committee receives an aggregate of $2,500 per meeting compensation for serving on the Audit Committees of all of the SAMF as well as AST. With respect to the Company, each member of the Audit Committee receives a pro rata portion of the $2,500 per meeting compensation, based on the relative net assets of the Company. In addition, the Chairman receives a pro rata portion of $5,000 in annual compensation, based on the relative net assets of the Fund, for serving as Chairman of the Audit Committee. The Audit Committee met seven times during the fiscal year ended December 31, 2005.

The Nominating and Compensation Committee recommends to the Directors those persons to be nominated for election as Directors by shareholders and selects and proposes nominees for election by Directors between shareholders’ meetings. The Nominating and Compensation Committee does not normally consider candidates proposed by shareholders for election as Directors. The members of the Nominating and Compensation Committee are Mr. Devin, Mr. Shea and Mr. Gutman. Additionally, Mr. Eisenstat sits ex-officio on this Committee. Members of the Nominating and Compensation Committee receive an aggregate of $1,000 in annual compensation for serving on the Nominating and Compensation Committee. In addition, each member of the Nominating and Compensation Committee receives $500 ($250 for telephonic meetings) per meeting. In addition, the Chairman receives $600 per meeting ($300 for telephonic meetings) and $1,500 in annual compensation, based on the relative net assets of the Funds, for serving as Chairman of the Nominating and Compensation Committee. There were two meetings of the Nominating Committee during the fiscal year ended December 31, 2005.

The Ethics Committee is responsible for applying the Code of Ethics applicable to the Funds’ Principal Executive Officer and Principal Accounting Officer (the “Code”) to specific situations in which questions are presented to it and has the authority to interpret the Code in any particular situation. The Ethics Committee will inform the Board of Directors of violations or waivers to the Code, as appropriate. The members of the Ethics Committee are Dr. Craven and Mr. Burum, Mr. Eisenstat also sits ex-officio on this Committee. Members of the Ethics

Committee receive an aggregate of $1,000 in annual compensation for serving on the Ethics Committee. Each member of the Ethics Committee receives $500 ($250 for telephonic meetings) per meeting. In addition, the Chairman receives $600 per meeting ($300 for telephonic meetings) and $1,500 in annual compensation, based on the relative net assets of the Funds, for serving as Chairman of the Ethics Committee. There were two meetings of the Ethics Committee during the fiscal year ended December 31, 2005.

The Governance Committee reviews and makes recommendations with respect to the size and composition of the Board and its committees and to monitor and evaluate the functioning of the committees of the Board. Members of the Governance Committee receive an aggregate of $1,000 in annual compensation for serving on the Governance Committee. The members of the Governance Committee are Mr. Burum Mr. Devin and Mr. Gutman. Additionally Mr. Eisenstat sits ex-officio on this Committee. Each member of the Governance Committee receives $500 ($250 for telephonic meetings) per meeting. In addition, the Chairman receives $600 per meeting ($300 for telephonic meetings) and $1,500 in annual compensation, based on the relative net assets of the Fund, for serving as Chairman of the Governance Committee. The Governance Committee met two times during the fiscal year ended December 31, 2005.

The Directors (and Trustees) of the SAMF and AST have adopted the AIG SunAmerica Disinterested Trustees’ and Directors’ Retirement Plan (the “Retirement Plan”) effective January 1, 1993 for the Disinterested Directors of the SAMF. The Retirement Plan provides generally that if a Disinterested Director who has at least 10 years of consecutive service as a Disinterested Director of any of the SAMF (an “Eligible Director”) retires after reaching age 60 but before age 70 or who has at least five years of consecutive service after reaching age 65 but before age 70 or dies while a Director, such person will be eligible to receive a retirement or death benefit from each of the SAMF with respect to which he or she is an Eligible Director. As of each birthday, prior to the 70th birthday, but in no event for a period greater than ten years each Eligible Director will be credited with an amount equal to 50% of his or her regular fees (excluding committee fees) for services as a Disinterested Director of each of the SAMF for the calendar year in which such birthday occurs. In addition, an amount equal to 8.5% of any retirement benefits credited during prior years, is added to each Eligible Director’s account until such Eligible Director reaches his or her 70th birthday. An Eligible Director may receive any benefits payable under the Retirement Plan, at his or her election, either in one lump sum or in up to fifteen annual installments.

The Directors who are interested persons of the Funds receive no compensation from the Funds. The following table sets forth information summarizing the compensation that each Fund paid each disinterested Director as defined herein of the Company for his services as Director for the fiscal year ended December 31, 2005.

COMPENSATION TABLE

DIRECTOR	AGGREGATE COMPENSATION FROM REGISTRANT	PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF FUND EXPENSES**	ESTIMATED ANNUAL BENEFITS UPON RETIREMENT *	TOTAL COMPENSATION FROM REGISTRANT AND FUND COMPLEX PAID TO DIRECTORS**
Judith L. Craven***	$11,156	$98,238	$151,845	$170,450
William F. Devin***	$11,451	$148,150	$126,671	$178,500
Samuel E. Eisenstat	$15,778	$44,536	$108,318	$148,175
Stephen J. Gutman	$11,397	$43,295	$134,982	$106,483
Jeffrey S. Burum***	$11,389	—	$55,844	$75,250
William J. Shea	$11,365	—	$62,545	$106,283

*	Assumes the Participant elects to receive benefits in 15 yearly installments for SAMF and AST retirement Plans.
**	Complex includes SAMF, FGF, FGI, AIG Series Trust, AST, VALIC Co. I, VALIC Co. II, SunAmerica Series Trust, Seasons Series Trust and SASFR.
***	Mr. Burum, Mr. Devin and Dr. Craven are not Trustees of AST.

No Disinterested Director including their immediate family members, owned beneficially or of record any securities in an investment adviser or principal underwriter of the Fund; or a person directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Funds.

Director Ownership of Fund Shares

The following table shows the dollar range of shares beneficially owned by each Director as of December 31, 2005.

DISINTERESTED DIRECTORS

Name of Director	Dollar Range of Equity Securities in the Fund[1]	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies[2]
Jeffrey S. Burum	None	Over $100,000
Dr. Judith L. Craven	None	None
William J. Shea	None	None
William F. Devin	None	$50,001 - $100,000
Samuel M. Eisenstat	Money Market Fund $1 - $10,000	$10,001-$50,000
Stephen J. Gutman	None	$1 - $10,000

[1]	Where a Fund is not listed with respect to a Director, the Director held no shares of the Fund.
[2]	Includes the SunAmerica Mutual Funds (40 funds), FGF (1 fund), FGI (1 fund), Anchor Series Trust ( 9 portfolios) , SASFRF (1 fund).

INTERESTED DIRECTORS

Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies

Peter A. Harbeck	Money Market Fund 1- $10,000	Over $100,000

As of April 1, 2006, the officers and Directors of each Fund owned in the aggregate less than 1% of each class of each Fund’s total outstanding shares.

Principal Shareholders of Securities

The following shareholders owned of record or beneficially 5% or more of the indicated Portfolio Class’ shares outstanding as of April 8, 2006

Portfolio and Class	Holder and Address	Percentage Owned of Record
SunAmerica Money Market Fund Class A	Pershing LLC, for the exclusive benefit of SunAmerica Money Fund Customer Accounts, Cash Management Services, 1 Pershing Plaza, Jersey City, NJ 07399	91%

SunAmerica Municipal Money Market Fund Class A	Pershing, for the exclusive benefit of SunAmerica Money Fund Customer Accounts, Cash Management Services, 1 Pershing Plaza, Jersey City, NJ 07399	97%

SunAmerica Municipal Money Market Fund Class B	Douglas Foust TOD Gloria Stahl 9400 Golden Dr Orangeville, CA 95662	7%

SunAmerica Municipal Money Market Fund Class B	SunAmerica Trust Co., Cust. Of ES Communications, Erik C Stevenson, TTEE, Individual 401(k) PO Box 1433 Angels Camp, CA 95222-1433	5%

SunAmerica Municipal Money Market Fund Class B	Pershing LLC, PO Box 2052 Jersey City, NJ 07303	5%

SunAmerica Municipal Money Market Fund Class B	Stifel Nicolaus & Co Inc. A/C Gerald W. Vincent IRA 501 Broadway St. Louis, MO 63102	6%

SunAmerica Municipal Money Market Fund Class B	Pershing LLC, PO Box 2052 Jersey City, NJ 07303	15%

SunAmerica Municipal Money Market Fund Class B	Delaware Charter GNT & Trust Custodian, IRAOF Rise C. Cole 3491 Southern Orchard Rd. E. Davie Fl. 33328	6%

SunAmerica Municipal Money Market Fund Class C	Nfsc febo # EBC-025461 Trinity United Methodist Church 30 W. Front St Youngstown, OH 44503-1417	39%

A shareholder who owns beneficially, directly or indirectly, 25% or more of a Fund’s outstanding voting securities may be deemed to “control” (as defined in the 1940 Act) that Fund.

ADVISER, SUBADVISER, PERSONAL SECURITIES TRADING, DISTRIBUTOR AND

SHAREHOLDER SERVICING AGENT

Adviser

The Adviser, which was organized as a Delaware corporation in 1982, is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992, and acts as investment adviser to the Funds pursuant to the Investment Advisory and Management Agreement dated January 1, 1999 (the “Advisory Agreement”) with the Company, on behalf of each Fund. As of March 31, 2006, AIG SunAmerica managed, advised and/or administered in excess of $45.4 billion of assets. AIG SunAmerica is a wholly owned subsidiary of AIG Retirement Services, Inc., which in turn is a wholly owned subsidiary of American International Group, Inc. (“AIG”). AIG, a Delaware corporation, is a holding company, which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities in the United States and abroad. AIG’s primary activities include both general and life insurance operations. Other significant activities include financial services, retirement savings and asset management.

Under the Advisory Agreement, the Adviser selects and manages the investments of each Fund, provides various administrative services and supervises each Fund’s daily business affairs, subject to general review by the Directors.

In carrying out its responsibilities, AIG SunAmerica may employ, retain or otherwise avail itself of the services of other persons or entities such as the Adviser, on such terms as AIG SunAmerica shall determine to be necessary, desirable or appropriate. AIG SunAmerica may retain one or more advisers to manage all or a portion of the investment portfolio of a Fund, at AIG SunAmerica’s own cost and expense. Retention of one or more advisers, or the employment or retention of other persons or entities to perform services, shall in no way reduce the responsibilities or obligations of AIG SunAmerica under the Advisory Agreement and AIG SunAmerica shall be responsible for all acts and omissions of such advisers, or other persons or entities, in connection with the performance of AIG SunAmerica’s duties. As discussed below, AIG SunAmerica has retained AIG Global Investment Corp. (“AIGGIC” or the “Subadviser”) as subadviser with respect to the Municipal Money Market Fund.

Except to the extent otherwise specified in the Advisory Agreement, the Funds pay, or cause to be paid, all other expenses of the Company and the Funds, including, without limitation, charges and expenses of any registrar, custodian, transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing of share certificates; registration costs of the Funds and their shares under federal and state securities laws; the cost and expense of printing, including typesetting and distributing Prospectuses and Statements of Additional Information with respect to the Funds, and supplements thereto, to the shareholders of the Funds; all expenses of shareholders’ and Directors’ meetings and of preparing, printing and mailing proxy statements and reports to shareholders; all expenses incident to any dividend, withdrawal or redemption options; fees and expenses of legal counsel and independent accountants;

membership dues of industry associations; interest on borrowings of the Funds; postage; insurance premiums on property or personnel (including officers and Directors) of the Company that inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Company’s operation.

As compensation for its services to the Money Market Fund, the Adviser receives a fee from the Money Market Fund, payable monthly, computed daily at the annual rate of 0.50% on the first $600 million of the Fund’s average daily net assets, 0.45% on the next $900 million of net assets and 0.40% on net assets over $1.5 billion. The Adviser receives a fee from the Municipal Money Market Fund payable monthly computed daily at an annual rate of 0.35% of the Fund’s average daily net assets.

The following table sets forth the total advisory fees paid to the Adviser by the Money Market Fund and the Municipal Money Market Fund and the amount waived by the Adviser for the fiscal years ended December 31, 2005, 2004 and 2003 pursuant to the Advisory Agreement.

ADVISORY FEES

	Advisory Fees			Advisory Fees Waived
Fund	2005	2004	2003	2005	2004	2003
Money Market Fund	$7,838,935	$7,910,184	$8,343,367	—	—	—
Municipal Money Market Fund	$318,004	$373,773	$373,819	—	—	—

The following table sets forth the expense reimbursements made to the Funds by its Adviser and/or Distributor for the fiscal years ended December 31, 2005, 2004 and 2003.

EXPENSE REIMBURSEMENTS

	2005
Funds	Class A	Class B	Class C	Class I
Money Market Fund	—	—	—	$6,936
Municipal Money Market Fund	$34,099	$7,433	$4,857	N/A

	2004
Funds	Class A	Class B	Class C	Class I
Money Market Fund	—	$186,003	$85,825	$10,468
Municipal Money Market Fund	$1,475	$21,352	$8,957	N/A

	2003
Funds	Class A	Class B	Class C	Class I
Money Market Fund	—	$296,120	$143,026	$1,493
Municipal Money Market Fund	$32,690	$36,819	$12,560	N/A

Subadviser

The Municipal Money Market Fund is subadvised by AIGGIC, located at 70 Pine Street, New York, NY 10270, which is responsible for investment decisions for this Fund. AIGGIC, an AIG company, is an AIG SunAmerica affiliate and is a part of AIG Global Investment Group (“AIGGIG”). AIGGIG comprises a group of international companies (including AIGGIC), which provide investment advice, market asset management products and services to clients around the world. As of March 31, 2006, AIGGIG managed approximately $533 billion, of which approximately $450 billion relates to AIG affiliates and $83 billion relates to client assets. These figures do not include assets sub-advised to third party managers.

The Municipal Money Market Fund’s investment adviser paid its subadviser a total of $227,153 for the fiscal year ended December 31, 2005, $266,980 for the fiscal year ended December 31, 2004, and $267,014 for the fiscal year ended December 31, 2003.

Personal Securities Trading

The Funds, the Adviser, AIG SACS and AIGGIC have adopted a written Code of Ethics (the “AIG SunAmerica Code”), which prescribes general rules of conduct and sets forth guidelines with respect to personal securities trading by “Access Persons” thereof. An Access Person as defined in the AIG SunAmerica Code is: (1) any trustee, director, officer, general partner or advisory person of a Fund or the Adviser; (2) any director or officer of the Distributor who in the ordinary course of his or her business makes, participates in or obtains information regarding the purchase or sale of securities for the investment client or whose functions or duties as part of the ordinary course of his or her business relate to the making of any recommendation to the investment client regarding the purchase or sale of securities; and (3) any other persons designated by the Review Officer as having access to current trading information. The guidelines on personal securities trading relate to: (i) securities being considered for purchase or sale, or purchased or sold, by any Investment Company advised by the Adviser, (ii) Initial Public Offerings, (iii) private placements, (iv) blackout periods, (v) short-term trading profits, (vi) gifts, and (vii) services as a director. Subject to certain restrictions, Access Persons may invest in securities, including securities that may be purchased or held by the Funds. These guidelines are substantially similar to those contained in the Report of the Advisory Group on Personal Investing issued by the Investment Company Institute’s Advisory Panel. The Adviser reports to the Board of Directors on a quarterly basis, as to whether there were any violations of the AIG SunAmerica Code by Access Persons of a Fund or the Adviser during the quarter.

AIGGIC reports to the Adviser on a quarterly basis, as to whether there were any Code of Ethics violations by employees thereof who may be deemed Access Persons of the Municipal

Money Market Fund insofar as such violations related to the Company. In turn, the Adviser reports to the Board of Directors as to whether there were any violations of the AIG SunAmerica Code by Access Persons of the Municipal Money Market Fund or the Adviser.

The Distributor

The Company, on behalf of each Fund, has entered into a distribution agreement (the “Distribution Agreement”) with the Distributor, a registered broker-dealer and an indirect wholly owned subsidiary of AIG SunAmerica Inc., to act as the principal underwriter in connection with the continuous offering of each class of shares of each Fund. The address of the Distributor is Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992. The Distribution Agreement provides that the Distributor has the exclusive right to distribute shares of the Fund through its registered representatives and authorized broker-dealers. The Distribution Agreement also provides that the Distributor will pay the promotional expenses, including the incremental cost of printing prospectuses, annual reports and other periodic reports respecting each Fund, for distribution to persons who are not shareholders of a Fund and the costs of preparing and distributing any other supplemental sales literature. However, certain promotional expenses may be borne by the Funds (see “Distribution Plans” below).

The Company on behalf of Class I shares of the Money Market Fund, has entered into a services agreement (the “Class I Services Agreement”) with AIG SACS to provide additional shareholder services to Class I shareholders.

AIG SACS serves as Distributor of Class I shares for the Money Market Fund under the Distribution Agreement, none of which expenses are reimbursed or paid by the Company.

The Distribution Agreement continues in effect for an initial two-year term and thereafter from year to year if such continuance is approved at least annually by the Directors, including a majority of the Directors who are not “interested persons” of the Company. The Company or the Distributor each has the right to terminate the Distribution Agreement on 60 days’ written notice, without penalty. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act and the rules thereunder).

Distribution Plans

Rule l2b-1 under the 1940 Act permits an investment company directly or indirectly to pay expenses associated with the distribution of its shares in accordance with a plan adopted by the investment company’s board of directors. As indicated in the Prospectus, the Directors of the Company and the shareholders of each class of shares of the Funds have adopted Distribution Plans (the “Class A Plan,” the “Class B Plan,” and the “Class C Plan,” and collectively, the “Distribution Plans”). There is no Distribution Plan in effect for Class I shares. Reference is made to “Fund Management-Distributor” in the Prospectus for certain information with respect to the Distribution Plans.

Under the Class B and Class C Plans, the Distributor may receive payments from each Fund at the annual rate of up to 0.75% of the average daily net assets of the Fund’s Class B and Class C shares, to compensate the Distributor and certain securities firms for sales and promotional activities for distributing each such class of shares. The distribution costs for which the Distributor may be reimbursed out of such distribution fees include fees paid to broker-dealers that have sold Fund shares, commissions and other expenses such as sales literature, prospectus printing and distribution and compensation to wholesalers. It is possible that in any given year the amount paid to the Distributor under the Class B and Class C Plans will exceed the Distributor’s distribution costs as described above. The Class A Plan does not provide for a distribution fee. The Distribution Plans, however, provide that each class of shares of each Fund may pay the Distributor an account maintenance and service fee for payments to broker-dealers for providing continuing account maintenance. This account maintenance and service fee is up to 0.15% of the aggregate average daily net assets of Class A, Class B and Class C shares. In this regard, some payments are used to compensate broker-dealers with account maintenance and service fees in an amount up to 0.15% per year of the net assets maintained in a Fund with respect to Class A, Class B and Class C shares.

The following table sets forth the distribution and account maintenance and service fees the Distributor received from the Funds for the fiscal years ended December 31, 2005 2004, and 2003.

DISTRIBUTION AND ACCOUNT MAINTENANCE AND SERVICE FEES

	2005			2004			2003
Fund	Class A	Class B	Class C	Class A	Class B	Class C*	Class A	Class B	Class C*
Money Market Fund	$2,443,361	$328,707	$171,640	$2,450,175	$434,616	$198,623	$2,592,201	$529,273	$244,264
Municipal Money Market Fund	$133,957	$4,646	$9,337	$156,182	$22,121	$1,918	$154,583	$32,233	$1,518

*	Class C shares of the Money Market Fund were previously designated as Class II shares and prior to that designated as class C shares.

Continuance of the Distribution Plans is subject to annual approval by vote of the Directors, including a majority of the Disinterested Directors. A Distribution Plan may not be amended to increase materially the amount authorized to be spent there under with respect to a class of shares of a Fund, without approval of the shareholders of the affected class of shares of the Fund. In addition, all material amendments to the Distribution Plans must be approved by the Directors in the manner described above. A Distribution Plan may be terminated at any time without payment of any penalty by vote of a majority of the Disinterested Directors or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the affected class of shares of the Fund. So long as the Distribution Plans are in effect, the election and nomination of the Disinterested Directors of the Company shall be committed to the discretion of the Disinterested Directors. In the Directors’ quarterly review of the Distribution Plans, they will consider the continued appropriateness of, and the level of, compensation provided in the Distribution Plans. In their consideration of the Distribution Plans, the Directors must consider all factors they deem relevant, including information as to the benefits to the Fund and the shareholders of the relevant class of the Fund.

The Administrator

The Company has entered into a service agreement (“Service Agreement”), under the terms of which AIG SunAmerica Fund Services, Inc. (“AIG SAFS”), an indirect wholly owned subsidiary of AIG, acts as a servicing agent assisting State Street Bank and Trust Company

(“State Street”) in connection with certain services offered to the shareholders of the Funds. AIG SAFS is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992.

Pursuant to the Service Agreement, AIG SAFS receives a fee from the Company, computed and payable monthly based upon an annual rate of 0.22% of average daily net assets of Class A, B, C and I shares subject to review and approval by the Directors. From this fee, AIG SAFS pays a fee to State Street, and its affiliate, Boston Financial Data Services (“BFDS” and with State Street, the “Transfer Agent”) (other than out-of-pocket charges of the Transfer Agent which are paid by the Company). For the fiscal year ending December 31, 2005, the total amount paid to AIG SAFS was $3,713,303 by the Money Market Fund and $199,671 by the Municipal Money Market Fund. The out-of-pocket charges of the Transfer Agent include charges for services relating to anti-money laundering procedures under the USA PATRIOT Act of 2001, as amended.

The Service Agreement continues in effect from year to year provided that such continuance is approved annually by vote of the Directors including a majority of the Disinterested Directors.

PROXY VOTING POLICIES AND PROCEDURES

Proxy Voting Responsibility. The Company has adopted policies and procedures for the voting of proxies relating to portfolio securities. The policies and procedures were drafted according to recommendations by a proxy voting committee composed of senior management of the Company and the Company’s investment adviser. The policies and procedures enable the Company to vote proxies in a manner consistent with the best interests of the Company’s shareholders.

The Company has retained a proxy voting service, Institutional Shareholder Services Center (“ISS”), to effect votes on behalf of the Company according to the Company’s policies and procedures, and to assist the Company with recordkeeping of proxy votes.

Company Management Recommendations. When determining whether to invest in the securities of a particular company, one of the key factors a portfolio manager considers is the quality and depth of the company’s management. In holding portfolio securities, the Company is seeking to maximize the investment value for shareholders, but not necessarily exercise control over the issuers of portfolio securities or otherwise advance a particular social agenda. The Company’s policies and procedures therefore provide that the Company will generally vote in support of management recommendations on most corporate matters. When a Company’s portfolio manager is dissatisfied with a company’s management, the Company typically will sell the holding.

Case-By-Case Voting Matters. The policies and procedures identify certain voting matters that will be decided on a case-by-case basis. In these circumstances, the proxy voting committee generally will rely on the guidance or a recommendation from the proxy voting service, but may also rely on other appropriate personnel of SunAmerica and/or the subadviser of a Fund, or other sources. In these instances, such person(s) will recommend the vote that will maximize value for, and is in the best interests of, the Company’s shareholders.

Examples of the Company’s Positions on Voting Matters. Consistent with the approaches described above, the following are examples of the Company’s voting positions on specific matters:

•	Vote with management recommendations on most corporate matters;

•	Vote on a case-by-case basis on proposals to increase authorized common stock;

•	Vote against the authorization of preferred stock with unspecified voting, conversion, dividend distribution and other rights (“blank check” preferred stock);

•	Vote on a case-by-case basis regarding finance, merger and acquisition matters;

•	Vote against most shareholder proposals;

•	Abstain from voting on social responsibility or environmental matters, unless the Fund’s objective is directly related to the social or environmental matter in question;

•	Not vote proxies for index funds/portfolios and passively managed funds/portfolios;[1] and

•	Vote on a case-by-case basis on equity compensation plans.

Conflicts of Interest. Members of the proxy voting committee will resolve conflicts of interest presented by a proxy vote. In practice, application of the Company’s proxy voting policies and procedures will in most instances adequately address any possible conflicts of interest, as the policies and procedures were pre-determined by the proxy voting committee, and votes are effected according to the policies and procedures by the ISS, an independent third party.

However, if a situation arises where a vote presents a conflict between the interests of the Company’s shareholders and the interests of SunAmerica, the Company’s principal underwriter, or one of SunAmerica’s or the underwriter’s affiliates, and the conflict is known to the proxy voting committee, the proxy voting committee will consult with a Director who is not an “interested” person, as that term is defined in the Investment Company Act of 1940, as amended, before casting the vote to ensure that the Corporation votes in the best interests of its shareholders. Any individual with a known conflict may be required by the proxy voting committee to recuse himself or herself from being involved in the proxy voting decision. Senior management, including the proxy voting committee, will evaluate the situation and ensure that the Company selects the vote that is in the best interests of the Company’s shareholders.

Proxy Voting Records. The IRRC will maintain records of voting decisions for each vote cast on behalf of the Company. Pursuant to SEC requirements, beginning in August of 2004, on an annual basis the Company will makes available on its website its proxy voting record for the one-year period ending on June 30th. The proxy voting record will also be available on the SEC’s website at http://www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS POLICIES AND PROCEDURES

The Board of Directors has adopted policies and procedures relating to disclosure of the Funds’ securities. These policies and procedures prohibit the release of information concerning portfolio holdings which have not previously been made public to individual investors, institutional investors, intermediaries that distribute the Funds’ shares and other parties which are not employed by the Adviser or its affiliates. Except when there are legitimate business purposes for selective disclosure and other conditions (designed to protect the Fund) are met, the Funds do not provide or permit others to provide information about the Funds’ holdings on a selective basis.

The Company makes the Funds’ portfolio holdings available semi-annually in shareholder reports filed on Form N-CSR and after the first and third fiscal quarters in regulatory filings on Form N-Q. These shareholder reports and regulatory filings are filed with the SEC, as required by federal securities laws, and are generally available within sixty (60) days of the end of the Funds’ fiscal quarter.

In addition, the Company generally makes publicly available, on a periodic basis, information regarding a Fund’s top ten holdings (including name and percentage of a Fund’s assets invested in each holding) and the percentage breakdown of a Fund’s investments by country, sector and industry, as applicable. This information is generally made available through the Company’s website, marketing communications (including printed advertising and sales literature), and/or the Company’s telephone customer service centers. This information is generally not released until the information is at least 15 days old, unless otherwise approved by the Company’s legal department. The Company and its affiliates are not authorized to receive compensation or other consideration for the non-public disclosure of portfolio holdings information.

Before any non-public disclosure of information about a Funds’ holdings is permitted, any employee seeking to disclose such information must submit a written form to his or her department head requesting the release of non-public portfolio holdings information. The request must then be submitted to the legal and compliance departments of that Adviser and the Company. The Company’s executive officers and the Adviser’s legal counsel are responsible for determining whether it is in the Fund’s shareholders’ best interest to disclose such information. To find that it is in the shareholders’ best interest, it must be determined that the selective disclosure of portfolio holdings information is necessary to the Fund’s operation or useful to the Fund’s shareholders without compromising the integrity or performance of the Company. The Company’s Chief Compliance Officer and/or the Adviser’s legal counsel are then responsible for determining whether a conflict of interests between the interests of the Fund’s shareholders and those of the Fund’s investment adviser exists. If it is determined that the release of non-public portfolio holdings information is not in the shareholder’s best interest, or that there is a conflict of interests between the Fund’s shareholders and those of the Fund’s investment adviser, the request will be denied. If the request is approved, the Company and the third party must execute a confidentiality agreement governing the third party’s duties with respect to the portfolio holdings information, which includes the duty to keep such information confidential, and to not use the information for purposes of trading in the shares of the Fund for any reason

At each quarterly meeting of the Board of Directors, the Directors review a report disclosing the third parties to whom the Funds’ holdings information has been disclosed and the purpose for such disclosure, and consider whether or not the release of information to such third parties is in the best interest of the Funds and its shareholders.

Each of the below listed third parties have been informed of their duty of confidentiality and have been approved to receive information concerning the Funds’ holdings:

1.	Subadviser. The subadviser is continuously provided with the entire portfolio holdings for the Fund that it subadvises on a daily basis.

2.	PricewaterhouseCoopers LLP(“PwC”). PwC is provided with entire portfolio holdings information during periods in which it performs its audits or reviews of the Funds’ financial statements. PwC does not disclose to third parties information regarding the Funds’ holdings.

3.	State Street Bank & Trust Company (“SSB&T”). SSB&T, as custodian to the Funds, has daily access to the entire holdings of each Fund. SSB&T does not disclose or release information regarding the Funds’ holdings except as instructed by the Funds.

4.	Lipper. The Performance Measurement Group discloses the entire portfolio holdings information for each Fund on a monthly basis, this information is disclosed approximately fifteen (15) days after the month end. Lipper analyzes the information to produce various statistical measures and general portfolio information (including equity investment style, asset category percentages, credit analysis, top 10 and top 25 holdings, sector weighting, etc.) and uses the information to determine each Fund’s asset class and category in order to place each Fund in the appropriate peer group. Lipper does not disclose the entire portfolio holdings of each Fund, but does disclose the information listed above. This information is made available to Lipper subscribers approximately sixty (60) days after the receipt of information from the Fund.

5.	Morningstar. Morningstar is a subscription-based service, though certain information regarding stocks and retail mutual funds may be accessed through its web site at no charge. Information regarding the Funds are available only with a subscription. SSB&T forwards entire portfolio holdings information to Morningstar on a monthly basis, approximately thirty (30) days after each month end. Morningstar analyzes the information to produce various reports that contain statistical measures and other portfolio information (including equity style, asset category percentages, credit analysis, top 10 and top 25 holdings, sector weighting, etc.). Through Morningstar’s DataLab product, entire portfolio holdings information is available to subscribers approximately one week after Morningstar’s receipt of the information. Other Morningstar subscription-based products provide statistical measures and portfolio information generally between fifteen (15) to thirty (30) day after its receipt of such information.

6.	Standard & Poors (“S&P”). The Performance Measurement Group discloses the entire portfolio holdings information for each Fund on a quarterly basis, approximately thirty

(30) days after the month end. S&P analyzes the information to produce various statistical measures and general portfolio information (including equity investment style, asset category percentages, credit analysis, top 10 and top 25 holdings, sector weighting, etc.) and uses the information to determine each Fund’s asset class and category in order to place each Fund in the appropriate peer group. S&P does not disclose the entire portfolio holdings of each Fund, but does disclose the information listed above. This information is made available to S&P subscribers approximately sixty (60) days after the receipt of information from the Fund.

7.	Bloomberg. The Performance Measurement Group discloses the entire portfolio holdings information for each Fund on a quarterly basis, approximately thirty (30) days after the month end. This information is made available to subscribers of Bloomberg’s various databases within one (1) to fourteen (14) days of its receipt.

8.	Thompson Financial. The Performance Measurement Group discloses the entire portfolio holdings information for each Fund on a monthly basis, approximately thirty (30) days after the month end. This information is made available to subscribers of Thompson Financial’s various databases within a couple days of its receipt.

9.	Financial Printers. Fund Accounting provides various financial printers with portfolio holdings information between thirty (30) and sixty (60) days after each portfolio’s fiscal quarter. Financial printers assist the Funds with the filing of their annual and semi-annual shareholder reports and quarterly regulatory filings with the Securities and Exchange Commission (“SEC”) and the printing of shareholder reports for distribution to participants. Financial printers do not disclose the information publicly other than to file the document on the SEC’s EDGAR database.

10.	Investment Company Institute (“ICI”). Fund Accounting provides the ICI with certain holdings information (top 10 holdings, sector weighting and asset categories) regarding the Funds on a quarterly basis, approximately fifteen (15) days after the quarter end. The ICI uses this information for survey purposes and does not disclose a particular Fund’s holding information publicly.

11.	Plexus Group and Elkins/McSherry. SSB&T provides purchase and sale information with respect to each Fund’s equity funds on a quarterly basis approximately fifteen (15) days after the quarter end. Plexus and Elkins/McSherry analyze the information to produce reports containing brokerage execution statistics and comparisons. These reports are provided to the Funds and neither Plexus nor Elkins/McSherry disclose publicly the information they receive or the reports they prepare. AIG SunAmerica’s contract with Plexus includes a confidentiality clause

12.	Manhattan Creative Partners d/b/a Diligent. Marketing provides Diligent with entire portfolio holdings on a monthly basis approximately seven (7) days as of the month end. Diligent services the website of the AIG SunAmerica Mutual Funds. Diligent also hosts the Board’s online meeting materials.

13.	Marketing Firms. Our Marketing Group provides portfolio holding information to various marketing firms, including PeachTree Enterprises, Primelook, Inc., Royal

Impressions, Wilmedia, Hartshorn Communications, JDP Marketing Services, and Molly Hart, with portfolio holding information. Depending on the Funds and the marketing firm, the Marketing Group provides information on a monthly, quarterly, or on an as needed basis, generally within seven (7) days of the period end. Generally, these marketing firms are responsible for the design and/or printing of sales literature on behalf of the Funds or assist in the preparation of the MD&A section and shareholder letters to the annual and semi-annual reports. They do not publicly disclose the Funds’ portfolio holdings information and are subject to confidentiality provisions in our agreements with them.

14.	Institutional Shareholder Services (“ISS”). ISS downloads both daily and weekly portfolio information (i.e. custodian identification number, security identification number, share position and description of the security) through SSB&T Insight System. This information is used for the purposes of voting proxies on behalf of the Fund, evaluating the Fund’s eligibility for participating in, and filing proofs of claim on behalf of, the Fund in securities class action lawsuits. ISS does not publicly disclose the information except as may be required when filing a proof of claim in connection with a Fund’s participation in a securities class action lawsuit. AIG SunAmerica’s contract with ISS includes confidentiality disclosure.

PORTFOLIO TRANSACTIONS AND BROKERAGE

As discussed in the Prospectus, the Adviser is responsible for decisions to buy and sell securities for each Fund, selection of broker-dealers and negotiation of commission rates. Purchases and sales of securities on a securities exchange are effected through broker-dealers who charge a negotiated commission for their services. Orders may be directed to any broker-dealer including, to the extent and in the manner permitted by applicable law, an affiliated brokerage subsidiary of AIG SunAmerica Inc.

In the over-the-counter market, securities are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission (although the price of the security usually includes a profit to the dealer). In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

The Adviser’s primary consideration in effecting a security transaction is to obtain the best net price and the most favorable execution of the order. However, the Adviser may select broker-dealers that provide it with research services and may cause a Fund to pay broker-dealers commissions that exceed those other broker-dealers may have charged, if in its view the commissions are reasonable in relation to the value of the brokerage and/or research services provided by the broker-dealer. Certain research services furnished by brokers may be useful to the Adviser with clients other than the Company, and not all of these services may be used by the Adviser in connection with the Company. No specific value can be determined for research services furnished without cost to the Adviser by a broker. The Adviser is of the opinion that because the material must be analyzed and reviewed by its staff, its receipt does not tend to reduce expenses, but may be beneficial in supplementing the Adviser’s research and analysis. Therefore, it may tend to benefit a Fund by improving the quality of the Adviser’s investment advice. The investment advisory fees paid by a Fund are not reduced because the Adviser receives such services. When making purchases of underwritten issues with fixed underwriting fees, the Adviser may designate the use of broker-dealers who have agreed to provide the Adviser with certain statistical, research and other information.

Subject to applicable law and regulations, consideration may also be given to the willingness of particular brokers to sell shares of a Fund as a factor in the selection of brokers for transactions effected on behalf of a Fund, subject to the requirement of best price and execution.

Although the objectives of other accounts or investment companies that the Adviser manages may differ from those of a Fund, it is possible that, at times, identical securities will be acceptable for purchase by a Fund and one or more other accounts or investment companies that the Adviser manages. However, the position of each account or company in the securities of the same issue may vary with the length of the time that each account or company may choose to hold its investment in those securities. The timing and amount of purchase by each account and company will also be determined by its cash position. If the purchase or sale of a security is consistent with the investment policies of a Fund and one or more of these other accounts or companies is considered at or about the same time, transactions in such securities will be allocated in a manner deemed equitable by the Adviser. The Adviser may combine such transactions, in accordance with applicable laws and regulations, where the size of the transaction would enable it to negotiate a better price or reduced commission. However, simultaneous transactions could adversely affect the ability of a Fund to obtain or dispose of the full amount of a security, which it seeks to purchase or sell, or the price at which such security can be purchased or sold.

For the fiscal years ended December 31, 2005, 2004 and 2003, no brokerage commissions were paid by the Money Market Fund and Municipal Money Market Fund.

ADDITIONAL INFORMATION REGARDING PURCHASE OF SHARES

Class A shares of a Fund are sold at net asset value next-determined after receipt of a purchase order, without a sales charge. Class B and Class C shares are sold at the respective net asset value next calculated after receipt of a purchase order, plus a sales charge, imposed on a deferred basis. Reference is made to “Shareholder Account Information” in the Prospectus for certain information as to the purchase of Fund shares.

The following table sets forth the front-end sales charges with respect to Class C shares of the Money Market Fund and Municipal Money Market Fund, the amount of such front-end sales charges which was reallowed to affiliated broker-dealers, and the contingent deferred sales charges with respect to Class B and Class C shares of the Money Market Fund and Municipal Money Market Fund, received by the Distributor for the fiscal years ended December 31, 2005, 2004 and 2003. A Fund’s Class A contingent deferred sales charges are the result of purchases in excess of $1,000,000 into Class A of another fund in the AIG SunAmerica Family of Mutual Funds and a subsequent exchange into the Fund, that was then redeemed within two years after the original purchase of such shares.

Fund	Fiscal Year Ended	Front-End Sales Concessions Class C Shares*	Amount Reallowed to Affiliated Broker- Dealers Class C Shares*	Amount Reallowed to Non- Affiliated Broker- Dealers Class C Shares*	Percentage of Offering Price	Contingent Deferred Sales Charge Class A Shares	Contingent Deferred Sales Charge Class B Shares	Contingent Deferred Sales Charge Class C Shares*
Money Market Fund	12/31/05	—	—	—	N/A	$6,250	$255,099	$13,661
	12/31/04	$6,870	$1,672	$5,198	1.00%	$10,000	$301,529	$34,780
	12/31/03	$76,763	$45,765	$30,998	1.00%	—	$482,921	$42,752
Municipal Money Market Fund	12/31/05	—	—	—	N/A	—	$1,797	$3,248
	12/31/04	$12	$11	$1	1.00%	—	$4,993	$19,681
	12/31/03	$739	$373	$366	1.00%	—	$29,183	$346

*	No Class C front-end sales charges were in effect prior to December 1, 1998. Commenced offering (as Class C shares) on October 2, 1997.

Contingent Deferred Sales Charges (“CDSCs”) Applicable to Class B Shares

Class B shares of a Fund issued to shareholders prior to December 6, 2000 are subject to the CDSC schedule that applied to redemptions of shares of the Fund at that time. Class B shares of the Funds issued to shareholders prior to December 6, 2000 convert to Class A shares approximately seven years after purchase.

The following table sets forth the rates of the CDSC applicable to these shares:

Years after purchase	CDSC rate
1st and 2nd year	4.00%
3rd and 4th year	3.00%
5th year	2.00%
6th year	1.00%
7th year and thereafter	None

Any Class B shares purchased on/after December 6, 2000 until December 31, 2001 (other than through the reinvestment of dividends and distributions, which are not subject to the CDSC) will be subject to the CDSC schedule reflected below.

Class B shares convert to Class A shares approximately eight years after purchase.

The following table sets forth the rates of the CDSC applicable to these shares:

Years after purchase	CDSC rate
1st	5.00%
2nd	4.00%
3rd or 4th year	3.00%
5th year	2.00%
6th year	1.00%
7th year and thereafter	None

Any Class B shares purchased on/after January 1, 2002 (other than through the investment of dividends and distributions, which are not subject to the CDSC) will be subject to the CDSC schedule reflected in the current prospectus.

CDSCs Applicable to Shareholders who Acquired Shares of a Fund through a Reorganization

Since Class B and Class C shares of the Money Market and Municipal Money Market Funds of North American Funds are not subject to a CDSC, shareholders who were issued Class B and Class C shares of a Fund in connection with the reorganization of the North American Fund into a Fund will not be subject to a CDSC. However, future purchases of Class B or Class C shares of a Fund will be subject to the CDSC schedule applicable to the Fund, as described in the current prospectus.

Waiver of CDSCs

As discussed under “Shareholder Account Information” in the Prospectus, CDSCs may be waived on redemptions of Class B and Class C shares under certain circumstances. The conditions set forth below are applicable with respect to the following situations with the proper documentation:

Death. CDSCs may be waived on redemptions within one year following the death (i) of the sole shareholder on an individual account, (ii) of a joint tenant where the surviving joint tenant is the deceased’s spouse, or (iii) of the beneficiary of a Uniform Gifts to Minors Act, Uniform Transfers to Minors Act or other custodial account. The CDSC waiver is also applicable in the case where the shareholder account is registered as community property. If, upon the occurrence of one of the foregoing, the account is transferred to an account registered in the name of the deceased’s estate, the CDSC will be waived on any redemption from the estate account occurring within one year of the death. If the Class B or Class C shares are not redeemed within one year of the death, they will remain subject to the applicable CDSC, when redeemed.

Disability. CDSCs may be waived on redemptions occurring within one year after the sole shareholder on an individual account or a joint tenant on a spousal joint tenant account becomes disabled (as defined in Section 72(m)(7) of the Internal Revenue Code of 1986, as amended (the “Code”). To be eligible for such waiver, (i) the disability must arise after the purchase of shares and (ii) the disabled shareholder must have been under age 65 at the time of the initial determination of disability. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

Distributions or Loans. CDSCs may be waived on taxable distributions or loans to participants of qualified retirement plans or retirement accounts (not including rollovers) for which AIG Federal Savings Bank (DBA AIG SunAmerica Trust Company) serves as a fiduciary and in which the plan participant or account holder has attained the age of 59 1/2 at the time the redemption is made.

Systematic Withdrawal Plan. CDSCs may be waived when routine bill payment or periodic withdrawals are made from an investor’s account up to a maximum amount of 12% per year based on the value of the account at the time the Plan is established.

Brokerage Account Sweeps

Broker-dealers firms that invest in a Fund as a brokerage account sweep vehicle through Pershing LLC may receive additional compensation of up to 0.60% of such swept assets, some or all of which may be paid to the representative of such firms.

Purchase by Check

Checks should be made payable to the specific Fund or payable to AIG SunAmerica Mutual Funds. In the case of a new account, purchase orders by check must be submitted directly by mail to AIG SunAmerica Fund Services, Inc., c/o BFDS, P.O. Box 219186, Kansas City, Missouri 64121-9373, together with payment for the purchase price of such shares and a completed New Account Application. Payment for subsequent purchases should be mailed to AIG SunAmerica Fund Services, Inc., c/o BFDS, P.O. Box 219373, Kansas City, Missouri 64121-9373 and the shareholder’s account number should appear on the check. Certified checks are not necessary but checks are accepted subject to collection at full face value in United States funds and must be drawn on a bank located in the United States. Upon receipt of the completed New Account Application and payment check, the Transfer Agent will purchase full and fractional shares of a Fund at the net asset value next computed after the check is received. There are restrictions on the redemption of shares purchased by check for which funds are being collected. (See “Shareholder Account Information” in the Prospectus.)

A personal check from an investor should be drawn from the investor’s bank account. In general, starter checks, cash equivalents, stale-dated or post-dated checks will not be accepted.

Purchase by Federal Funds Wire

An investor may make purchases by having his or her bank wire federal funds to the Company’s Transfer Agent. Federal funds purchase orders will be accepted only on a day on which the Company and the Transfer Agent are open for business. Orders for purchase of shares received by wire transfer in the form of federal funds will be effected at the next-determined net asset value if received at or prior to a Fund’s close of business. In order to insure prompt receipt of a Federal funds wire, it is important that these steps be followed:

1.	You must have an existing AIG SunAmerica Mutual Fund Account before wiring funds. To establish an account, complete the New Account Application and send it via facsimile to AIG SAFS at: (201) 324-6496.

2.	Call AIG SunAmerica Fund Services’ Shareholder/Dealer Services, toll free at (800) 858-8850, to obtain your new account number.

3.	Instruct the bank to wire the specified amount to the Transfer Agent: State Street Bank and Trust Company, Boston, MA, ABA# 0110-00028; DDA# 99029712, AIG SunAmerica [name of Fund, Class] (include shareholder name and account number).

Combined Purchase Privilege (Class B and C shares only)

The following persons may qualify for the sales charge reductions or eliminations by combining purchases of Fund shares into a single transaction:

1.	an individual, or a “company” as defined in Section 2(a)(8) of the 1940 Act (which includes corporations that are corporate affiliates of each other);

2.	an individual, his or her spouse and their minor children, purchasing for his, her or their own account;

3.	a trustee or other fiduciary purchasing for a single trust estate or single fiduciary account (including a pension, profit-sharing, or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Code);

4.	tax-exempt organizations qualifying under Section 501(c)(3) of the Code (not including 403(b) plans);

5.	employee benefit plans of a single employer or of affiliated employers, other than 403(b) plans; and

6.	group purchases as described below.

A combined purchase currently may also include shares of other funds in SAMF (other than money market funds) purchased at the same time through a single investment dealer, if the dealer places the order for such shares directly with the Distributor.

Rights of Accumulation (Class B and C shares only)

A purchaser of Fund shares may qualify for a reduced sales charge by combining a current purchase (or combined purchases as described above) with shares previously purchased and still owned; provided the cumulative value of such shares (valued at cost or current net asset value, whichever is higher), amounts to $50,000 or more. In determining the shares previously purchased, the calculation will include, in addition to other Class A shares of the particular Fund that were previously purchased, shares of the other classes of the same Fund, as well as shares of any class of any other Fund or of any of the other Funds advised by AIG SunAmerica, as long as such shares were sold with a sales charge or acquired in exchange for shares purchased with such a sales charge.

The shareholder’s dealer, if any, or the shareholder, must notify the Distributor at the time an order is placed of the applicability of the reduced charge under the Right of Accumulation. Such notification must be in writing by the dealer or shareholder when such an order is placed by mail. The reduced sales charge will not be granted if: (a) such information is not furnished at the time of the order; or (b) a review of the Distributor’s or the Transfer Agent’s records fails to confirm the investor’s represented holdings.

Letter of Intent (Class B and C shares only)

A reduction of sales charges is also available to an investor who, pursuant to a written Letter of Intent set forth in the New Account Application in the Prospectus, establishes a total investment goal in Class A shares of one or more Funds to be achieved through any number of investments over a thirteen-month period, of $50,000 or more. Each investment in such Funds made during the period will be subject to a reduced sales charge applicable to the goal amount. The initial purchase must be at least 5% of the stated investment goal and shares totaling 5% of the dollar amount of the Letter of Intent will be held in escrow by the Transfer Agent, in the name of the investor. Shares of any class of shares of any Fund, or of other funds advised by AIG SunAmerica, that impose a sales charge at the time of purchase, which the investor intends to purchase or has previously purchased during a 30-day period prior to the date of execution of the Letter of Intent and still owns, may also be included in determining the applicable reduction; provided, the dealer or shareholder notifies the Distributor of such prior purchase(s).

The Letter of Intent does not obligate the investor to purchase, nor the Company to sell, the indicated amounts of the investment goal. In the event the investment goal is not achieved within the thirteen-month period, the investor is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor is authorized by the Letter of Intent to liquidate a sufficient number of escrowed shares to obtain such difference. If the goal is exceeded and purchases pass the next sales charge break-point, the sales charge on the entire amount of the purchase that results in passing that break-point, and on subsequent purchases, will be subject to a further reduced sales charge in the same manner as set forth above under “Rights of Accumulation,” but there will be no retroactive reduction of sales charges on previous purchases. At any time while a Letter of Intent is in effect, a shareholder may, by written notice to the Distributor, increase the amount of the stated goal. In that event, shares of the applicable Funds purchased during the previous 90-day period and still owned by the shareholder will be included in determining the applicable sales charge. The 5% escrow and the minimum purchase requirement will be applicable to the new stated goal. Investors electing to purchase shares of one or more of the Funds pursuant to this purchase plan should carefully read such Letter of Intent.

ADDITIONAL INFORMATION REGARDING REDEMPTION OF SHARES

Reference is made to “Shareholder Account Information” in the Prospectus for certain information as to the redemption of Fund shares.

If the Directors determine that it would be detrimental to the best interests of the remaining shareholders of a Fund to make payment wholly or partly in cash, the Company, having filed with the SEC a notification of election pursuant to Rule l8f-1 on behalf of the Fund, may pay the redemption price in whole, or in part, by a distribution in kind of securities from the Fund in lieu of cash. In conformity with applicable rules of the SEC, a Fund is committed to pay in cash all requests for redemption of Fund shares, by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser of (i) $250,000, or (ii) 1% of the net asset value of the Fund at the beginning of such period. If shares are redeemed in kind, the redeeming shareholder would incur brokerage costs in converting the assets into cash. The method of valuing portfolio securities is described below in the section entitled “Determination of Net Asset Value,” and such valuation will be made as of the same time the redemption price is determined.

EXCHANGE PRIVILEGE

Shareholders of a Fund may exchange their shares for the same class of shares of any other AIG SunAmerica Mutual Fund except SunAmerica Senior Floating Rate Fund, Inc. that offer such class at the respective net asset value per share. Before making an exchange, a shareholder should obtain and review the prospectus of the fund whose shares are being acquired. All exchanges are subject to applicable minimum initial or subsequent investment requirements. Notwithstanding the foregoing, shareholders may elect to make periodic exchanges on a monthly, quarterly, semi-annual and annual basis through the Systematic Exchange Program. Through this program, the minimum exchange amount is $50 and there is no fee for exchanges made. All exchanges can be effected only if the shares to be acquired are qualified for sale in the state in which the shareholder resides. Exchanges of shares generally will constitute a taxable transaction except for IRAs, Keogh Plans and other qualified or tax exempt accounts. The exchange privilege may be terminated or modified upon 60 days’ written notice. Further information about the exchange privilege may be obtained by calling Shareholder/Dealer Services at (800) 858-8850.

If a shareholder acquires Class A shares through an exchange from another AIG SunAmerica Mutual Fund where the original purchase of such fund’s Class A shares was not subject to an initial sales charge because the purchase was in excess of $1 million, such shareholder will remain subject to the CDSC, if any, applicable to such redemptions. In such event, the period for which the original shares were held prior to the exchange will be “tacked” with the holding period of the shares acquired in the exchange for purposes of determining whether the CDSC is applicable upon a redemption of any of such shares.

A shareholder who acquires Class B or Class C shares through an exchange from another AIG SunAmerica Mutual Fund will retain liability for any deferred sales charge outstanding on the date of the exchange. In such event, the period for which the original shares were held prior to the exchange will be “tacked” with the holding period of the shares acquired in the exchange for purposes of determining what, if any, CDSC is applicable upon a redemption of any of such shares and the timing of conversion of Class B shares to Class A.

DETERMINATION OF NET ASSET VALUE

Each Fund is open for business on any day the New York Stock Exchange (“NYSE”) is open for regular trading. Shares are valued each day as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). The net asset value for each Fund will also be calculated on any other day in which there is sufficient liquidity in securities held by the Fund.

Each Fund calculates the net asset value of each class of its shares separately by dividing the total value of each class’s net assets by the shares outstanding of such class. The net asset value may not be computed on a day in which no orders to purchase, sell or redeem Fund shares have been received.

Under applicable rules of the SEC, the valuation of a Fund’s investments is based upon their amortized cost. This entails valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any premium or discount regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which the value of an instrument, as determined by the amortized cost method, is higher or lower than the price the Fund would receive if it sold the instrument. During periods of rising interest rates, the daily yield on shares of a Fund computed on an amortized cost basis may tend to be higher than the like computation made by a mutual fund with identical investments utilizing a method of valuation based upon market prices. The converse would apply in a period of declining rates. The purpose of this method of valuation is to facilitate the maintenance of a constant net asset value per share of $1.00. There can be no assurance, however, that a Fund will be able to maintain a stable net asset value of $1.00 per share.

Certain conditions must be met in connection with the application of valuation rules to a Fund. These conditions include maintaining a dollar-weighted average portfolio maturity of 90 days or less, purchasing instruments having remaining maturities of 397 calendar days or less, and investing only in securities determined by the Adviser under procedures adopted by the Directors to present minimal credit risks and which are of high quality as determined by the requisite number of nationally recognized statistical rating organizations or, in the case of any instrument that is not rated, determined to be of comparable quality by the Adviser under procedures adopted by the Directors. In accordance with the applicable regulations, the Directors have established procedures designed to stabilize at $1.00 a Fund’s net asset value per share to the extent reasonably possible. Such procedures include review of a Fund’s portfolio holdings at such intervals as appropriate to determine whether the Fund’s net asset value, calculated by using available market quotations, deviates from $1.00 per share based on amortized cost. If such deviation exceeds .5% of the Fund’s $1.00 per share net asset value, the Directors will promptly consider what action, if any, will be initiated. In the event that the Directors determine that a deviation exists that may result in material dilution or other unfair results to investors or existing shareholders, they will take such corrective action as they deem necessary and appropriate, which may include selling portfolio instruments, withholding dividends or establishing a net asset value per share based upon available market quotations.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

Each Fund intends to distribute to the registered holders of its shares all or substantially all of its net-investment income, which includes dividends, interest and net short-term capital gains, if any, in excess of any net long-term capital losses. Each Fund intends to distribute any net long-term capital gains in excess of any net short-term capital losses. Dividends from net investment income are declared daily and paid monthly. Dividends are paid on or about the last business day of each month. Net capital gains, if any, will be paid annually. In determining amounts of capital gains to be distributed, any capital loss carry-forwards from prior years will be offset against capital gains. At December 31, 2005, the Money Market Fund and the Municipal Money Market Fund had no capital loss carry-forwards.

Dividends and distributions are paid in additional Fund shares based on the net asset value at the close of business on the record date, unless the dividends total in excess of $10 per distribution period and the shareholder notifies the Fund at least five business days prior to the payment date to receive such distributions in cash.

If a shareholder has elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to the shareholder’s address of record, no interest will accrue on amounts represented by uncashed dividend or distribution checks.

Taxes

Each Fund is qualified and intends to remain qualified and elects to be treated as a regulated investment company under Subchapter M of the Code for each taxable year. In order to remain qualified as a regulated investment company (“RIC”), each Fund generally must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans and gains from sale or other disposition of securities, or certain other related income; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of each Fund’s assets is represented by cash and cash items, government securities, securities of other regulated investment companies and other securities limited, in respect of any one issuer, to an amount not greater than 5% value of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government Securities or the securities of other regulated investment companies) or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.

As a regulated investment company, each Fund will not be subject to U.S. Federal income tax on its ordinary income and net capital gains which it distributes as dividends or capital gains distributions to shareholders provided that it distributes to shareholders an amount at least 90% of its investment company taxable income and 90% of its net tax-exempt interest income, for the taxable year. Each Fund intends to distribute sufficient income to meet this qualification requirement.

Under the Code, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To avoid the tax, each Fund must distribute during each calendar year the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its net capital gains, i.e., long-term capital gains in excess of its short-term capital losses for the one year period ending on October 31 of the calendar year, and (3) all ordinary income and net capital gains for the preceeding year that were not distributed during such year. To avoid application of the excise tax, each Fund intends to make distributions in accordance with the calendar year distribution requirement. Generally, a distribution will be subject to tax in the year it is received. A distribution will be treated as paid during the calendar year if it is actually paid during the calendar year or if declared by the distributing Fund in October, November or December of such year, payable to shareholders of record on a date in such month but actually paid by each Fund during January of the following year. Any such distributions paid during January of the following year will be taxable to shareholders as of December 31, of the calendar year in which such dividend is declared rather than the date on which the distributions are received.

Distributions of net investment income and short-term capital gains (“ordinary income dividends”) are taxable to a shareholder as ordinary dividend income regardless of whether the shareholder receives such distributions in additional shares or in cash. Distributions of net capital gains, if any, are taxable as capital gains regardless of whether the shareholder receives such distributions in additional shares or in cash or how long the investor has held his or her shares. Dividends and distributions paid by the Fund will not be eligible for the dividends received deduction for corporations. Distributions of net capital gains, if any, are taxable as capital gains regardless of whether the shareholder receives such distributions in additional shares or in cash or how long the investor has held his or her shares. The maximum capital gains rate for individuals generally is 15%. The maximum capital gains rate for corporate shareholders currently is the same as the maximum tax rate for ordinary income.

The Code permits a regulated investment company to pay exempt-interest dividends to its shareholders, provided that 50% or more of the value of its assets at the end of each quarter of its taxable year consists of obligations the interest on which is exempt for federal income tax purposes. Distributions of such interest by the Municipal Money Market Fund will qualify as exempt-interest dividends in the hands of its shareholders. If, however, the Municipal Market Fund invests in certain private activity bonds, a portion of such dividends may be an item of tax preference for its shareholders for purposes of the alternative minimum tax.

Interest on the indebtness incurred by a shareholder to purchase or carry shares of the Municipal Market Fund is not deductible to the extent that distributions from such Fund are exempt from federal income tax.

Upon a sale or exchange of its shares, a shareholder may recognize a taxable gain or loss in an amount equal to the difference between the proceeds of the sale or exchange and the shareholder’s adjusted tax basis in the shares. Such loss will be treated as capital loss if the shares are capital assets in the shareholder’s hands. Because each Fund intends to maintain a share price of $1.00 at all times, it is not expected that a shareholder will recognize gain on the sale or exchange of Fund shares. However, a shareholder may recognize a loss on the sale of shares of a Fund as a result of applicable sales charges. Any such capital loss will be long-term capital gain or loss if the shares have been held for more than one year. Except as discussed below, the amount of any CDSC will reduce the amount realized on the sale or exchange of shares for purposes of determining gain or loss. Any loss realized by a shareholder on the sale of shares of a Fund held by the shareholder for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares, or will be disallowed to the extent of any tax-exempt interest dividends received on such shares. Generally, any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of.

Under certain circumstances the sales charge incurred in acquiring shares of a Fund may not be taken into account in determining the loss on the disposition of those shares. This rule applies if shares of a Fund are exchanged within 90 days after the date they were purchased and the new shares are acquired without a sales charge or at a reduced sales charge. In that case, the loss recognized on the exchange will generally be determined by excluding from the tax basis of the shares exchanged the sales charge that was imposed on the acquisition of those shares to the extent of such reduction to the sales charge upon the exchange. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred the initial sales charge. The portion of the initial sales charge that is excluded from the basis of the exchanged shares is instead treated as an amount paid for the new shares.

The Funds may invest in debt securities issued at a discount, which may result in income to the Funds equal, generally, to a portion of the excess of the face value of the securities over their issue price (“original issue discount”) each year that the securities are held, even though the Funds receive no actual interest payments thereon. Original issue discount is treated as income earned by the Funds and, therefore, is subject to distribution requirements of the Code applicable to regulated investment companies. Since the original issue discount income earned by the Funds in a taxable year may not be represented by cash income, the Funds may have no dispose of securities, which it might otherwise have continued to hold, to generate cash in order to satisfy its distribution requirements.

Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which a Fund will be subject, since the amount of the Fund’s assets to be invested in various countries is not known. It is not anticipated that a Fund will qualify to pass through to shareholders the ability to claim as a foreign tax credit their respective shares of foreign taxes paid by the Fund.

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time such Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses on sales or other dispositions of debt securities or certain forward contracts, futures contracts, options or similar financial instruments denominated in a foreign currency or determined by reference to the value of one or several foreign currencies also are treated as ordinary gain or loss. These gains, referred to under the Code as “Section 988” gains or losses, increase or decrease the amount of each Fund’s investment company taxable income available to be distributed to its shareholders as ordinary income.

A Fund may be required to backup withhold U.S. Federal income tax at the rate of 28% on all taxable distributions payable to shareholders who fail to provide their correct taxpayer identification number or fail to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be allowed as a refund or a credit against a shareholder’s U.S. Federal income tax liability, if any, provided that the required information is timely furnished to the Internal Revenue Service.

Foreign shareholders generally will be subject to a withholding tax at the rate of 30% (or lower treaty rate) on any ordinary income dividends pay by a Fund.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations currently in effect. Shareholders are urged to consult their tax advisers regarding specific questions as to Federal, state and local taxes. In addition, foreign investors should consult with their own tax advisers regarding the particular tax consequences, including foreign tax consequences, to them of an investment in a Fund. Qualification as a regulated investment company under the Code for tax purposes does not entail government supervision of management or investment policies.

RETIREMENT PLANS

Shares of the Funds may be purchased by various types of qualified retirement plans. The summary below is only a brief description of these plans and does not purport to be complete. Further information or an application to invest in shares of a Fund through purchase by any of the retirement plans described below may be obtained by calling Retirement Plans at (800) 858-8850. However, it is recommended that anyone considering an acquisition of shares by a retirement plan consult a tax adviser before the acquisition is made.

Pension and Profit-Sharing Plans

Sections 401(a) and 401(k) of the Code permit employers and certain employee associations to establish qualified pension and profit sharing plans for employees, including those who are self-employed individuals or partners. Each qualified pension or profit sharing plan provides tax advantages for employers and participants. Contributions made by the employers are tax-deductible, and participants do not pay taxes on contributions or earnings until withdrawn.

Tax-Sheltered Custodial Accounts

Section 403(b)(7) of the Code permits public school employees, and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code, to establish accounts through which shares of a Fund may be purchased. Subject to certain limitations, contributions by or on behalf of these employees to such accounts, and the earnings thereon, are excluded from their gross income for tax purposes until withdrawn.

Traditional Individual Retirement Accounts

Section 408 of the Code permits eligible individuals to contribute to an individual retirement account or annuity (a “Traditional IRA”), including an account under a Simplified Employee Pension Plan, commonly referred to as a SEP-IRA. Traditional IRAs are subject to limitations with respect to the amount that may be contributed, the eligibility of individuals to make contributions, the amount (if any) entitled to be contributed on a deductible basis, and the time by which distributions must commence. In addition, certain distributions from some other types of retirement plans may be deposited on a tax-deferred basis in a Traditional IRA. Earnings on the funds in a Traditional IRA are not taxable until withdrawn.

Salary Reduction Simplified Employee Pension (“SARSEP”)

A SARSEP offers a unique way for small employers to provide the benefit of retirement planning for their employees. Contributions are deducted from the employee’s paycheck on a before-tax basis, and are deposited into an IRA by the employer. These contributions are not included in the employee’s income and therefore are not reported or deducted on his or her tax return. Contributions and the earnings thereon are taxable when withdrawn. A SARSEP may not be established after 1996. A SARSEP established before 1997 may continue.

Savings Incentive Match Plan for Employees (“SIMPLE IRA”)

This plan was introduced by a provision of the Small Business Job Protection Act of 1996 to provide small employers with a simplified tax-favored retirement plan. Contributions are deducted from the employee’s paycheck before taxes and are deposited into a SIMPLE IRA by the employer, who must make either matching contributions or non-elective contributions for the employee. Contributions are tax-deductible for the employer and participants do not pay taxes on contributions, or the earnings thereon, until they are withdrawn.

Roth IRA

Roth IRAs were introduced by the Taxpayer Relief Act of 1997. Generally under Section 408A of the Code, unmarried individuals with adjusted gross income of up to $95,000, and married couples who file a joint return and have joint adjusted gross income of up to $150,000, may contribute to a Roth IRA. Contributions are not tax-deductible, but distribution of assets (contributions and earnings) held in the account for at least five years may be distributed tax-free under certain qualifying conditions.

Individual 401(k)

The Individual 401(k) plan is intended for owner-only businesses and businesses with employees that can be excluded under federal laws governing plan coverage requirements. The Individual (k) is a type of 401(k) plan made newly relevant to owner-only businesses because of changes made to the section 415 and 404 limits provided by the Economic Growth and Tax Relief Act of 2001 (EGTRRA). The Individual (k) generally allows for an employer contribution of 25% of compensation and an employee salary deferral up to the limit defined in IRC Section 402 (g). In addition, because of its smaller size, the Individual (k) is also less complex and less costly than the typical multiple-employee 401 (k) plan.

DESCRIPTION OF SHARES

Ownership of the Company is represented by transferable shares of common stock, having a par value of $.001 per share. The Articles of Incorporation, as amended to date (the “Articles of Incorporation”), authorize the Company to issue 10 billion (10,000,000,000) shares of common stock, of which four billion (4,000,000,000) shares have been divided and classified as the Money Market Fund and two hundred million (200,000,000) shares have been divided and classified as the Municipal Money Market Fund.

Currently, two series of shares of the Company, the Money Market Fund and the Municipal Money Market Fund, have been authorized pursuant to the Articles of Incorporation. The Money Market Fund is divided into four classes of shares, designated Class A, Class B, Class C and Class I, consisting of two billion (2,000,000,000) Class A shares, one billion (1,000,000,000) Class B shares, five hundred million (500,000,000) Class C shares and five hundred million (500,000,000) Class I shares. The Municipal Money Market Fund is divided into four classes of shares, designated Class A, Class B, Class C and Class I, consisting of one hundred and twenty-five million (125,000,000) Class A shares, twenty-five million (25,000,000) Class B shares, twenty-five million (25,000,000) Class C shares and twenty-five million (25,000,000) Class I shares.

The Directors may authorize the creation of additional series of shares so as to be able to offer to investors additional investment portfolios within the Company that would operate independently from the Company’s present portfolio, or to distinguish among shareholders, as may be necessary, to comply with future regulations or other unforeseen circumstances. Each series of the Company’s shares will represent the interests of the shareholders of that series in a particular portfolio of the Company’s assets. In addition, the Directors may authorize the creation of additional classes of shares in the future.

Shareholders are entitled to a full vote for each full share held. The Directors have terms of unlimited duration (subject to certain removal procedures) and have the power to alter the number of Directors, and appoint their own successors, provided that at all times at least a majority of the Directors have been elected by shareholders. The voting rights of shareholders are not cumulative, so that holders of more than 50% of the shares voting can, if they choose, elect all Directors being elected, while the holders of the remaining shares would be unable to elect any Directors. Although the Company need not hold annual meetings of shareholders, the Directors may call special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act, Maryland law, the Articles of Incorporation or the By-Laws of the Company (the “By-Laws”). Also, a shareholders meeting must be called, if so requested in writing by the holders of record of 10% or more of the outstanding shares of the Company. In addition, the Directors may be removed only for cause by the action of the holders of record of at least a majority of all outstanding shares entitled to vote for the election of Directors. All series of shares will vote with respect to certain matters, such as election of Directors. When all series of shares, to the extent that more than one series is authorized, are not affected by a matter to be voted upon, such as approval of investment advisory agreements or changes in a series’ policies, only shareholders of the series affected by the matter may be entitled to vote.

All classes of shares of the Funds are identical in all respects, except that (i) each class may bear differing amounts of certain class-specific expenses, (ii) Class A shares are subject to an ongoing account maintenance and service fee, (iii) Class B shares are subject to a CDSC, a distribution fee and an ongoing account maintenance and service fee, (iv) Class C shares are subject to an initial sales charge, a CDSC, a distribution fee and an ongoing account maintenance and service fee; (v) Class B shares convert automatically to Class A shares on the first business day of the month approximately eight years after the purchase of such Class B shares, (vi) each class has voting rights on matters that pertain to the Rule l2b-1 plan adopted with respect to such class, except that under certain circumstances, the holders of Class B shares may be entitled to vote on material changes to the Class A Rule l2b-1 plan, (vii) Class I shares are not subject to any sales charges or distribution fees and are offered exclusively to participants in certain employee retirement plans: through certain “wrap accounts”; through certain trust institutions and bank trust departments; and to certain charitable organizations, and (viii) each class of shares will be exchangeable only into the same class of shares of any of the other AIG SunAmerica Mutual Fund. All shares of a Fund issued and outstanding and all shares offered by the Prospectus when issued are fully paid and non-assessable. Shares have no preemptive or other subscription rights and are freely transferable on the books of the Company. In addition, shares have no conversion rights, except as described above.

The By-Laws provide that the Company shall indemnify any person who was or is a Director, officer or employee of the Company to the maximum extent permitted by Maryland law and the 1940 Act upon a determination, made in accordance with the terms of the By-Laws, that indemnification is proper in the circumstances. In addition, the By-Laws provide that the Company may maintain insurance on behalf of any person who is or was a Director or officer, employee or agent of the Company or who is or was serving at the request of the Company as Director, officer, agent or employee of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted or incurred in connection with serving in such capacity. However, no Director or officer of the Company will be protected by indemnification, insurance or otherwise from any liability to the Company or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in his or her office.

ADDITIONAL INFORMATION

Computation of Offering Price per Share

The following is the offering price calculation for each Class of shares of each Fund, based on the value of each Fund’s net assets as of December 31, 2005.

Money Market Fund

	Class A	Class B**	Class C†	Class I
Net Assets	$1,587,641,097	$31,738,378	$13,497,197	$13,708,376
Number of Shares Outstanding	1,587,644,411	31,739,086	13,498,169	13,710,641
Net Asset Value Per Share (net assets divided by number of shares)	$1.00	$1.00	$1.00	$1.00
Offering Price	$1.00	$1.00	$1.00	$1.00

*	Rounded to nearest one-hundredth percent; assumes maximum sales charge is applicable.
**	Class B shares are not subject to an initial charge but may be subject to a contingent deferred sales charge on redemption of shares within six years of purchase.
†	Class C shares may be subject to a contingent deferred sales charge on redemption of shares within twelve months of purchase.

Municipal Money Market Fund

	Class A	Class B**	Class C†
Net Assets	$84,816,823	$520,098	$1,563,385
Number of Shares Outstanding	84,816,1773	520,093	1,563,397
Net Asset Value Per Share (net assets divided by number of shares)	$1.00	$1.00	$1.00
Offering Price	$1.00	$1.00	$1.00

*	Rounded to nearest one-hundredth percent; assumes maximum sales charge is applicable.
**	Class B shares are not subject to an initial charge but may be subject to a contingent deferred sales charge on redemption of shares within six years of purchase.
†	Class C shares may be subject to a contingent deferred sales charge on redemption of shares within twelve months of purchase.

Reports to Shareholders

The Company sends audited annual and unaudited semi-annual reports to shareholders of the Funds. In addition, the Transfer Agent sends a statement to each shareholder having an account directly with a Fund to confirm transactions in the account.

Custodian and Transfer Agent

State Street Bank and Trust Company (“State Street”), 1776 Heritage Drive, North Quincy, MA 02171, serves as Custodian and Transfer Agent for the Funds and in those capacities maintains certain financial and accounting books and records pursuant to agreements with the Company. Transfer agent functions are performed for State Street, by Boston Financial Data Services, P.O. Box 219572, Kansas City, MO 64121-5972, an affiliate of State Street.

Independent Registered Public Accounting Firm and Legal Counsel

PricewaterhouseCoopers LLP, 1201 Louisiana, Suite 2900 Houston, TX 77002, serves as the Company’s independent registered public accounting firm and in that capacity examines the annual financial statements of the Funds. The firm of Willkie Farr & Gallagher LLP 787 Seventh Avenue, New York, NY 10019, serves as legal counsel to the Company.

FINANCIAL STATEMENTS

The Company’s audited financial statements are incorporated in this Statement of Additional Information by reference to its 2005 annual report to shareholders. You may request a copy of the Company’s annual report at no charge by calling (800) 858-8850 or writing the Company at AIG SunAmerica Fund Services, Inc., Mutual Fund Operations, Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992.

APPENDIX

BOND, NOTE AND COMMERCIAL PAPER RATINGS

Description of Applicable Moody’s Investors Service, Inc.’s (“Moody’s”) Corporate Bond Ratings

Aaa	Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa	Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

Note: Moody’s may apply numerical modifiers 1, 2 and 3 to issues rated Aa to denote relative strength within such classification. The modifier 1 indicates that the security ranks in the higher end of the Aa rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of the Aa rating category.

Description of Applicable Moody’s Note Ratings

MIG 1	Notes bearing the designation MIG 1 are judged to be of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

MIG 2	Notes bearing the designation MIG 2 are judged to be of high quality, with margins of protection ample although not so large as in the preceding group.

Description of Applicable Moody’s Commercial Paper Ratings

The term “commercial paper” as used by Moody’s means promissory obligations not having an original maturity in excess of nine months. Moody’s makes no representations as to whether such commercial paper is by any other definition “commercial paper” or is exempt from registration under the Securities Act.

Moody’s commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody’s makes no representation that such obligations are exempt from registration under the Securities Act, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law.

Issuers rated P-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. P-1 repayment capacity will normally be evidenced by the following characteristics:

0	Leading market positions in well established industries

1	High rates of return on funds employed

2	Conservative capitalization structures with moderate reliance on debt and ample asset protection

3	Broad margins in earnings coverage of fixed financial charges and high internal cash generation

4	Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated P-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

If an issuer represents to Moody’s that its commercial paper obligations are supported by the credit of another entity or entities, then the name or names of such supporting entity or entities are listed within parentheses beneath the name of the issuer, or there is a footnote referring the reader to another page for the name or names of the supporting entity or entities. In assigning ratings to such issuers, Moody’s evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment. Moody’s makes no representation and gives no opinion on the legal validity or enforceability of any support arrangement. You are cautioned to review with your counsel any questions regarding particular support arrangements.

Among the factors considered by Moody’s in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer’s industry or industries and an appraisal of speculative type risks that may be inherent in certain areas; (3) evaluation of the issuer’s products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships that exist with the issuer; and (8) recognition by management of obligations that may be present or may arise as a result of public interest questions and preparations to meet such obligations.

Description of Applicable Standard & Poor’s Ratings Services, a Division of The McGraw-Hill Companies, Inc. (“S&P”) Bond Ratings

An S&P corporate rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other reasons.

The ratings are based, in varying degrees, on the following considerations: (1) likelihood of default capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

AAA	Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA	Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.

Plus (+) or minus (-): The rating of “AA” may be modified by the addition of a plus or minus sign to show relative standing within these ratings categories.

Provisional ratings:

P	The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood or risk of default upon failure of such completion. The investor should exercise judgment with respect to such likelihood and risk.

L	The letter “L” indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is insured by the Federal Savings & Loan Insurance Corp. or the Federal Deposit Insurance Corp. and interest is adequately collateralized.

*	Continuance of the rating is contingent upon S&P receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

NR	Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that S&P does not rate a particular type of obligation as a matter of policy.

Debt Obligations of Issuers outside the United States and its territories are rated on the same basis as domestic corporate issues. The ratings measure the credit worthiness of the obligor but do not take into account currency exchange and related uncertainties.

Applicable Bond Investment Quality Standards: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated “AAA” or “AA” (commonly known as “investment grade” ratings) are generally regarded as eligible for bank investment. In addition, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

Description of Applicable S&P Note Ratings

SP-1	The designation “SP-1” indicates a very strong capacity to pay principal and interest. A “+” is added for those issues determined to possess overwhelming safety characteristics.

SP-2	An “SP-2” designation indicates a satisfactory capacity to pay principal and interest.

Description of Applicable S&P Commercial Paper Ratings.

A S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of not more than 365 days.

A	Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

A-1	This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues designated “A-1” that are determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to S&P by the issuer or obtained from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.